SEC. File Nos. 2-49291
                                                      811-3624

                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                           FORM N-1A
                   Registration Statement
                             Under
                   the Securities Act of 1933
                 Post-Effective Amendment No.23
                              and
                    Registration Statement
                             Under
             The Investment Company Act of 1940
                       Amendment No. 23

          THE TAX-EXEMPT BOND FUND OF AMERICA, INC.
       (Exact Name of Registrant as specified in charter)
                    333 South Hope Street
                Los Angeles, California 90071
           (Address of principal executive offices)

      Registrant's telephone number, including area code:
                      (213) 486-9200


                     JULIE F. WILLIAMS
                   333 South Hope Street
                Los Angeles, California 90071
            (name and address of agent for service)

                          Copies to:
                    Robert E. Carlson, Esq.
             PAUL, HASTINGS, JANOFSKY & WALKER LLP
               555 S. Flower Street, 23rd Floor
                 Los Angeles, CA  90071-2371
                 (Counsel for the Registrant)

  Title of Securities being Registered: Shares of Capital Stock, $1 par value
                 Approximate date of proposed public offering:

It is proposed that this filing become effective on November 1, 1997, pursuant to paragraph (b) of rule 485.

THE TAX-EXEMPT BOND FUND OF AMERICA, INC.
CROSS REFERENCE SHEET

Item Number of                                         Captions in Prospectus (Part "A")
Part "A" of Form N-1A

     1.   Cover Page                            Cover Page

     2.   Synopsis                              Expenses

     3.   Condensed Financial Information       Financial Highlights; Investment Results

     4.   General Description of Registrant     Fund Organization and Management; Investment Policies and
                                              Risks; Securities and Investment Techniques

     5.   Management of the Fund                Financial Highlights; Fund Organization and Management

     6.   Capital Stock and Other Securities    Investment Policies and Risks;  Fund Organization and
                                              Management; Dividends, Distributions and Taxes

     7.   Purchase of Securities Being Offered    Purchasing Shares; Fund Organization and Management; Other
                                              Important Things to Remember

     8.   Redemption or Repurchase              Selling Shares

     9.   Legal Proceedings                     N/A



   Item Number of                                          Captions in Statement of
Part "B" of Form N-1A                                         Additional Information (Part "B")

  10.   Cover Page                            Cover Page

  11.   Table of Contents                     Table of Contents

  12.   General Information and History        N/A

  13.   Investment Objectives and Policies    Description of Certain Securities; Investment Restrictions

  14.   Management of the Registrant          Fund Officers and Directors

  15.   Control Persons and Principal Holders

        of Securities                         Fund Officers and Directors

  16.   Investment Advisory and Other Services     Fund Officers and Directors; Fund Organization and Management
                                              (Part "A"); General Information; Management

  17.   Brokerage Allocation and Other Practices    Execution of Portfolio Transactions; Fund Organization and
                                              Management (Part "A")

  18.   Capital Stock and Other Securities    None

  19.   Purchase, Redemption and Pricing of

        Securities Being Offered              Purchase of Shares; Redeeming Shares; Shareholder Account
                                              Services and Privileges; Purchasing Shares (Part "A"); General
                                              Information

  20.   Tax Status                            Dividends and Distributions

  21.   Underwriter                           Management -- Principal Underwriter; Fund Organization and
                                              Management (Part "A")

  22.   Calculation of Performance Data       Investment Results

  23.   Financial Statements                  Financial Statements


   Item in Part "C"

  24.   Financial Statements and Exhibits

  25.   Persons Controlled by or Under Common Control with Registrant

  26.   Number of Holders of Securities

  27.   Indemnification

  28.   Business and Other Connections of Investment Adviser

  29.   Principal Underwriters

  30.   Location of Accounts and Records

  31.   Management Services

  32.   Undertakings

        Signature Page


                     [LOGO OF THE AMERICAN FUNDS GROUP(R)]

--------------------------------------------------------------------------------


                              The Tax-Exempt Bond
                               Fund of America(R)

                                   Prospectus


                                NOVEMBER 1, 1997

THE TAX-EXEMPT BOND FUND OF AMERICA, INC.
333 South Hope Street
Los Angeles, CA 90071

--------------------------------------------------------------------------------
TABLE OF CONTENTS

Expenses                     3    Investment Results            10
 ................................  ................................
Financial Highlights         4    Dividends, Distributions and
                                  Taxes                         11
 ................................  ................................
Investment Policies and           Fund Organization and
  Risks                      5    Management                    12
 ................................  ................................
Securities and Investment         Shareholder Services          15
  Techniques                 6
 ................................
Multiple Portfolio
  Counselor System           9

--------------------------------------------------------------------------------

The fund's investment objective is to provide investors with a high level of current income exempt from federal income taxes, consistent with the preservation of capital. It seeks to achieve this objective through investment primarily in a diversified and professionally managed portfolio of tax-exempt securities, consisting of state, municipal and public authority bonds. The income from these securities may be subject to state and local taxes. Investments may also be made in short-term taxable obligations when such investments are considered advisable.

This prospectus presents information you should know before investing in the fund. You should keep it on file for future reference.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

19-010-1197

--------------------------------------------------------------------------------
                                THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

EXPENSES
The effect of the expenses described below is reflected in the fund's share price and return.

You may pay certain shareholder transaction expenses when you buy or sell shares of the fund. Fund operating expenses are paid out of the fund's assets and are factored into its share price.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases
(as a percentage of offering price)                                      4.75%
 ................................................................................

SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. There is no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases without a sales charge.

FUND OPERATING EXPENSES
(as a percentage of average net assets)

--------------------------------------------------------------------------------
Management fees                                                         0.36%
 ................................................................................
12b-1 expenses                                                          0.24%/1/
 ................................................................................
Other expenses                                                          0.08%
 ................................................................................
Total fund operating expenses                                           0.68%

/1/ 12b-1 expenses may not exceed 0.25% of the fund's average net assets annually.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:
--------------------------------------------------------------------------------

One year                                                                  $ 54
 ................................................................................
Three years                                                               $ 68
 ................................................................................
Five years                                                                $ 84
 ................................................................................
Ten years                                                                 $128

THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY. YOUR EXPENSES WILL BE LESS IF YOU QUALIFY TO PURCHASE SHARES AT A REDUCED OR NO SALES CHARGE.

--------------------------------------------------------------------------------
  THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The following information has been audited by Price Waterhouse LLP, independent accountants. This table should be read together with the financial statements which are included in the statement of additional information and annual report.

SELECTED PER-SHARE DATA

                                                 YEAR ENDED AUGUST 31
                                                 ....................
                          1997    1996    1995    1994    1993    1992    1991    1990    1989    1988
             -------------------------------------------------------------------------------------------
Net asset value,
beginning of year        $11.86  $11.94  $11.65  $12.43  $11.78  $11.30  $10.78  $10.99  $10.67  $10.78
--------------------------------------------------------------------------------------------------------
INCOME FROM
INVESTMENT
OPERATIONS:
Net investment
income                      .64     .64     .68     .67     .68     .70     .71     .73     .74     .74
 ........................................................................................................
Net realized and
unrealized gain
(loss) on investments       .45     .01     .29    (.69)    .73     .48     .52    (.21)    .32    (.05)
 ........................................................................................................
Total income from
investment
operations                 1.01     .65     .97    (.02)   1.41    1.18    1.23     .52    1.06     .69
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net
investment income          (.64)   (.64)   (.68)   (.68)   (.68)   (.70)   (.71)   (.73)   (.74)   (.74)
 ........................................................................................................
Distribution from
net realized gains         (.04)   (.09)    --     (.08)   (.08)    --      --      --      --     (.06)
 ........................................................................................................
Total distributions        (.68)   (.73)   (.68)   (.76)   (.76)   (.70)   (.71)   (.73)   (.74)   (.80)
 ........................................................................................................
Net asset value, end of
year                     $12.27  $11.86  $11.94  $11.65  $12.43  $11.78  $11.30  $10.78  $10.99  $10.67
 ........................................................................................................
Total return /1/          9.39%   5.51%   8.70%  (.14)%  12.42%  10.80%  11.70%   4.84%  10.24%   6.72%
--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of
year (in millions)       $1,593  $1,476  $1,424  $1,385  $1,327  $  921  $  712  $  551  $  450  $  346
 ........................................................................................................
Ratio of expenses
to average net assets      .68%    .68%    .66%    .69%    .71%    .71%    .72%    .70%    .73%    .63%
 ........................................................................................................
Ratio of net income
to average net assets     5.27%   5.35%   5.87%   5.53%   5.62%   6.04%   6.33%   6.65%   6.78%   6.90%
 ........................................................................................................
Portfolio
turnover rate            14.39%  26.89%  49.28%  22.40%  15.55%  17.22%  24.73%  39.90%  55.70%  61.92%

/1/ Excludes maximum sales charge of 4.75%.

--------------------------------------------------------------------------------
                                THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------
INVESTMENT POLICIES AND RISKS
The investment objective of the fund is to provide a high level of current income exempt from federal income taxes, consistent with the preservation of capital.

Under normal market conditions, the fund will invest at least 80% of its assets in tax-exempt securities consisting primarily of state, municipal and public authority bonds and notes. Moreover, at least 65% of the fund's assets will be invested in tax-exempt securities consisting primarily of state, municipal and public authority bonds and notes that are rated at the time of purchase in one of the three highest categories by either Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (or unrated but determined by the investment adviser to be of comparable quality).

Up to 35% of the fund's total assets may be invested in tax-exempt securities rated Baa or BBB or below by Moody's or S&P (or unrated) which generally carry a greater degree of investment risk. Securities rated Ba and BB or below or unrated securities that are determined to be of equivalent quality are commonly known as "high-yield, high-risk" or "junk" bonds and will be limited to no more than 20% of the fund's assets.

The fund will not invest in those tax-exempt securities believed to pay interest constituting an item of tax preference subject to federal alternative minimum taxes. However, investments may be made in short-term taxable obligations (generally, securities with original or remaining maturities of one year or less), when, for economic reasons, these investments are considered advisable. Limits on the fund's investment policies are determined at the time of purchase and are based on the fund's net assets unless otherwise stated. The fund's fundamental investment restrictions (described in the statement of additional information) and objective may not be changed without shareholder approval. MORE INFORMATION ON THE FUND'S INVESTMENT POLICIES IS CONTAINED IN ITS STATEMENT OF ADDITIONAL INFORMATION.

THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE DUE TO MARKET CONDITIONS AND OTHER FACTORS. IN ADDITION, THE FUND MAY EXPERIENCE DIFFICULTY LIQUIDATING CERTAIN PORTFOLIO SECURITIES DURING SIGNIFICANT MARKET DECLINES OR PERIODS OF HEAVY REDEMPTIONS.

--------------------------------------------------------------------------------
  THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------
SECURITIES AND INVESTMENT TECHNIQUES

DEBT SECURITIES

Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, their prices decline when interest rates rise and vice versa.

The fund may invest up to 20% of its assets in debt securities rated Ba and BB or below by Moody's or S&P or in unrated securities that are determined to be of equivalent quality by Capital Research and Management Company, the fund's investment adviser. These securities are commonly known as "high-yield, high-risk" or "junk" bonds. High-yield, high-risk bonds are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds. The fund may invest in bonds rated as low as Ca by Moody's or CC by S&P which are described by the rating agencies as "speculative in a high degree; often in default or [having] other marked shortcomings." See the statement of additional information for a complete description of the ratings.

Capital Research and Management Company attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

MUNICIPAL BONDS

Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities. The interest on these obligations is generally not included in gross income for federal income tax purposes.

The two principal classifications of municipal bonds are general obligation and limited obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation

--------------------------------------------------------------------------------
                                THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

bonds include states, counties, cities, towns and various regional or special districts. Limited obligation or revenue bonds are secured by the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations.

There are, in addition, a variety of hybrid and special types of municipal obligations, such as zero coupon and pre-refunded bonds, as well as numerous differences in the security of municipal bonds, both within and between the two primary classifications described above.

The amount of information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose equity securities are publicly traded.

PORTFOLIO COMPOSITION

The average monthly composition of the fund's portfolio as a percentage of its average net assets based on the higher of Moody's or S&P ratings for the fiscal year ended August 31, 1997 was as follows:

--------------------------------------------------------------------------------
Aaa/AAA                                                                  30.99%
 ................................................................................
Aa/AA                                                                    17.25%
 ................................................................................
A/A                                                                      14.47%
 ................................................................................
Baa/BBB                                                                  24.96%
 ................................................................................
Ba/BB                                                                     1.76%
 ................................................................................
Non-rated                                                                 5.59%

Some or all of these non-rated securities were determined to be equivalent to securities rated by Moody's or S&P as follows:

--------------------------------------------------------------------------------
A/A                                                                      0.47%
 ................................................................................
Baa/BBB                                                                  1.03%
 ................................................................................
Ba/BB                                                                    1.60%
 ................................................................................
B/B                                                                      2.49%

Money market instruments and cash made up an average of 4.98% of the fund's portfolio.

--------------------------------------------------------------------------------
  THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

MUNICIPAL LEASE OBLIGATIONS

The fund may invest in municipal lease revenue obligations, some of which may be considered illiquid. The fund may purchase, without limitation, municipal lease revenue obligations that are determined to be liquid by Capital Research and Management Company. In determining whether these securities are liquid, Capital Research and Management Company will consider among other things, the credit quality and support, including strengths and weaknesses of the issuers and lessees, the terms of the lease, the frequency and volume of trading and the number of dealers trading the securities.

FORWARD COMMITMENTS

The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the securities beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

VARIABLE AND FLOATING RATE OBLIGATIONS

The fund may invest in variable and floating rate obligations which have interest rates that are adjusted at designated intervals or whenever interest rates change. The rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate.

MATURITY

There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years.

--------------------------------------------------------------------------------
                                THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------
MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for the fund are listed below.


                                                            YEARS OF EXPERIENCE AS
                                                           INVESTMENT PROFESSIONAL
                                                                (APPROXIMATE)
                                                           .........................
                                   YEARS OF EXPERIENCE AS
   PORTFOLIO                        PORTFOLIO COUNSELOR    WITH CAPITAL
  COUNSELORS                                FOR            RESEARCH AND
 FOR THE TAX-                       THE TAX-EXEMPT BOND     MANAGEMENT
  EXEMPT BOND                         FUND OF AMERICA       COMPANY OR
FUND OF AMERICA  PRIMARY TITLE(S)      (APPROXIMATE)      ITS AFFILIATES TOTAL YEARS
------------------------------------------------------------------------------------
NEIL L.          Senior Vice       18 years (since        19 years       19 years
LANGBERG         President of      the fund began
                 the fund. Vice    operations)
                 President--
                 Investment
                 Management
                 Group, Capital
                 Research and
                 Management
                 Company
------------------------------------------------------------------------------------
MARK R.          Vice President    3 years                3 years        12 years
MACDONALD        of the fund.
                 Vice
                 President--
                 Investment
                 Management
                 Group, Capital
                 Research and
                 Management
                 Company
------------------------------------------------------------------------------------
REBECCA L.       Vice              12 years               15 years       15 years
FORD             President--
                 Investment
                 Management
                 Group, Capital
                 Research and
                 Management
                 Company
------------------------------------------------------------------------------------

                                   The fund began operations on October 3, 1979.

--------------------------------------------------------------------------------
  THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------
INVESTMENT RESULTS

The fund may compare investment results on a taxable and tax equivalent basis to various indices or other mutual funds. Fund results may be calculated on a total return, yield, and/or distribution rate basis. Results calculated without a sales charge will be higher.

[X] TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

[X] YIELD is computed by dividing the net investment income per share earned by the fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.

[X] DISTRIBUTION RATE reflects dividends that were paid by the fund. The distribution rate is calculated by annualizing the current month's dividend and dividing by the average price for the month.

                               INVESTMENT RESULTS
                     (FOR PERIODS ENDED SEPTEMBER 30, 1997)

AVERAGE
ANNUAL          THE FUND         THE FUND AT
TOTAL            AT NET            MAXIMUM
RETURNS:      ASSET VALUE/1/ SALES CHARGE/1/,/2/ LIPPER/3/ LEHMAN/4/
--------------------------------------------------------------------------------
One year          9.06%             3.86%          8.59%     9.02%
 ................................................................................
Five years        7.29%             6.24%          6.63%     7.17%
 ................................................................................
Ten years         8.52%             8.00%          8.45%     8.77%
 ................................................................................
Lifetime/5/       8.66%             8.37%          8.20%       N/A
--------------------------------------------------------------------------------

Yield/1/,/2/: 4.25%
Distribution Rate/2/: 6.12%

/1/ These fund results were calculated according to a standard formula that is required for all stock and bond funds.
/2/ The maximum sales charge has been deducted.
/3/ Lipper General Municipal Bond Fund Average reflects the average results of funds that invest at least 65% of assets in municipal debt issues in the top four rating categories.
/4/ Lehman Brothers Municipal Bond Index represents the long-term investment grade municipal bond market. This index is unmanaged and does not reflect sales charges, commission or expenses.
/5/ The fund began investment operations on October 3, 1979.

--------------------------------------------------------------------------------
                                THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

Here are the fund's annual total returns calculated without a sales charge. This information is being supplied on a calendar year basis.

[BAR GRAPH]
1987   0.13
1988   9.28
1989   9.49
1990   6.17
1991  11.17
1992   9.04
1993  11.72
1994  -4.82
1995  17.28
1996   4.57
[END BAR GRAPH]

Past results are not an indication of future results.
--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The fund declares dividends from its net investment income daily and distributes the accrued dividends to shareholders each month. Dividends begin accruing one day after payment for shares is received by the fund or American Funds Service Company. Capital gains, if any, are usually distributed in November or December. When a capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, the shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

--------------------------------------------------------------------------------
  THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

TAXES

In any fiscal year in which the fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax. The fund is permitted to pass through to its shareholders federally tax-exempt income subject to certain requirements. However, the fund may invest in obligations which pay interest that is subject to state and local taxes when distributed by the fund. Dividends derived from taxable interest income, distributions of capital gains and dividends on gains from the disposition of certain market discount bonds will not be exempt from federal, state or local income tax.

Capital gains are taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and tax status of all income distributions paid during the prior year. You are required by the Internal Revenue Code to report to the federal government all fund exempt-interest dividends (and all other tax-exempt interest).

YOU MUST PROVIDE THE FUND WITH A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. IF YOU FAIL TO DO SO THE IRS CAN REQUIRE THE FUND TO WITHHOLD 31% OF YOUR TAXABLE DISTRIBUTIONS AND REDEMPTIONS. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.

--------------------------------------------------------------------------------
FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Maryland corporation in 1979. All fund operations are supervised by the fund's board of directors who meet periodically and perform duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a

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                                THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

THE INVESTMENT ADVISER

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The management fee paid by the fund to Capital Research and Management Company is composed of a management fee, which may not exceed 0.30% of the fund's average net assets annually and declines at certain asset levels, plus an amount which may not exceed 3% of the fund's gross investment income for the preceding month and which also declines at certain annual gross investment levels. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed above under "Expenses."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed above under "Expenses."

PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of

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  THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

Subject to the above policy, when two or more brokers (either directly or through their correspondent clearing agents) are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

PRINCIPAL UNDERWRITER AND TRANSFER AGENT

American Funds Distributors, Inc. and American Funds Service Company serve as the principal underwriter and transfer agent for the fund, respectively. They are headquartered at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821, respectively.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS
                     CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                              (8 a.m. to 8 p.m. ET):
                                   800/421-0180

WESTERN SERVICE CENTER
American Funds Service Company
P.O. Box 2205
Brea, California  92822-2205
Fax: 714/671-7080

WESTERN CENTRAL SERVICE CENTER
American Funds Service Company
P.O. Box 659522
San Antonio, Texas  78265-9522
Fax: 210/530-4050

EASTERN CENTRAL SERVICE CENTER
American Funds Service Company
P.O. Box 6007
Indianapolis, Indiana  46206-6007
Fax: 317/735-6620

EASTERN SERVICE CENTER
American Funds Service Company
P.O. Box 2280
Norfolk, Virginia  23501-2280
Fax: 804/670-4773

14

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                                THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

SHAREHOLDER SERVICES

The fund offers you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. A COMPLETE DESCRIPTION OF SHAREHOLDER SERVICES AND ACCOUNT POLICIES IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

THE SERVICES DESCRIBED MAY NOT BE AVAILABLE THROUGH SOME RETIREMENT PLANS OR ACCOUNTS HELD BY INVESTMENT DEALERS. IF YOU ARE INVESTING IN SUCH A MANNER, YOU SHOULD CONTACT YOUR PLAN ADMINISTRATOR/TRUSTEE OR DEALER ABOUT WHAT SERVICES
ARE AVAILABLE AND WITH QUESTIONS ABOUT YOUR ACCOUNT.
--------------------------------------------------------------------------------
PURCHASING SHARES

HOW TO PURCHASE SHARES

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may add to your account through your dealer or directly through American Funds Service Company by mail, computer, wire, or bank debit. You may also establish or add to your account by exchanging shares from any of your other accounts in The American Funds Group. The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. This includes exchange purchase orders that may place an unfair burden on other shareholders due to their frequency.

Various purchase options are available as described below subject to certain investment minimums and limitations described in the statement of additional information and "Welcome to the Family."

[X] Automatic Investment Plan

  You may invest monthly or quarterly through automatic withdrawals from your bank account.

[X] Automatic Reinvestment

  You may reinvest your dividends and capital gain distributions into the fund (with no sales charge). This will be done automatically unless you elect to have the dividends and/or capital gain distributions paid to you in cash.

                                                                              15

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  THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
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[X] Cross-Reinvestment

  You may invest your dividends and capital gain distributions into any other fund in The American Funds Group.

[X] Exchange Privilege

  You may exchange your shares into other funds in The American Funds Group generally with no sales charge. Exchanges of shares from the money market funds that were initially purchased with no sales charge will generally be subject to the appropriate sales charge. You may also elect to automatically exchange shares among any of the funds in The American Funds Group. Exchange requests may be made in writing, by telephone, including American FundsLine(R), by computer using American FundsLine OnLineSM (see below), or by fax. EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

[X] Retirement Plans

  Tax-exempt funds should not serve as retirement plan investments.

SHARE PRICE

The fund's share price, also called net asset value, is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange is open. The fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the offering price next determined after your investment is received and accepted by American Funds Service Company. The offering price is the net asset value plus a sales charge, if applicable.

SHARE CERTIFICATES

Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

INVESTMENT MINIMUMS
--------------------------------------------------------------------------------
To establish an account                                                  $1,000
To add to an account                                                     $   50

16

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                                THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

SALES CHARGES

A sales charge may apply, as described below, when purchasing shares. Sales charges may be reduced for larger purchases as indicated below.

                                       SALES CHARGE AS A
                                         PERCENTAGE OF
                                      ..................
                                                             DEALER
                                                   NET    CONCESSION AS
                                      OFFERING   AMOUNT   % OF OFFERING
INVESTMENT                              PRICE   INVESTED      PRICE
--------------------------------------------------------------------------------
Less than $25,000                       4.75%     4.99%       4.00%
 ................................................................................
$25,000 but less than $50,000           4.50%     4.71%       3.75%
 ................................................................................
$50,000 but less than $100,000          4.00%     4.17%       3.25%
 ................................................................................
$100,000 but less than $250,000         3.50%     3.63%       2.75%
 ................................................................................
$250,000 but less than $500,000         2.50%     2.56%       2.00%
 ................................................................................
$500,000 but less than $1 million       2.00%     2.04%       1.60%
 ................................................................................
$1 million or more and certain other
investments described below           see below see below   see below

PURCHASES NOT SUBJECT TO SALES CHARGES

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE BY THESE ACCOUNTS. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by the fund from its Plan of Distribution and/or by American Funds Distributors on all investments described above. Investments by certain individuals and entities including employees and other associated persons of dealers authorized to sell shares of the fund and Capital Research and Management Company and its affiliated companies are not subject to a sales charge.

ADDITIONAL DEALER COMPENSATION

In addition to the concessions listed, up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. During the current fiscal year, American Funds Distributors will also provide additional compensation to the top one hundred dealers who have sold shares of funds in The American Funds Group based on the pro rata share of a qualifying dealer's sales.

                                                                              17

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  THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

[X] Aggregation

  Investments that may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), including any business account solely "controlled by", as well as any retirement plan or trust account solely for the benefit of, these individuals. Investments made for multiple employee benefit plans of a single employer or "affiliated" employers may be aggregated provided they are not also aggregated with individual accounts. Finally, investments made by a common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares may be aggregated.

  Purchases made for nominee or street name accounts will generally not be aggregated with those made for other accounts unless qualified as described above.

[X] Concurrent Purchases

  You may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

[X] Right of Accumulation

  You may take into account the current value of your existing holdings in The American Funds Group to determine your sales charge. Direct purchases of the money market funds are excluded.

[X] Statement of Intention

  You may enter into a non-binding commitment to invest a certain amount (which at your request, may include purchases made during the previous
  90 days) in non-money market fund shares over a 13-month period. A portion of your account may be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for the applicable sales charge reduction.

18

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                                THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------
SELLING SHARES

HOW TO SELL SHARES

You may sell (redeem) shares in your account by contacting your investment dealer or American Funds Service Company. You may also use American FundsLine(R) or American FundsLine OnLineSM (see below). In addition, you may sell shares in amounts of $50 or more automatically. If you sell shares through your investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. Sale requests may be made in writing, by telephone, including American FundsLine(R), by computer using American FundsLine OnLineSM, or by fax. Sales by telephone, computer or fax are limited to $50,000 in accounts registered to individual(s) (including non-retirement trust accounts). In addition, checks must be made payable to the registered shareholder(s) and mailed to an address of record that has been used with the account for at least 10 days.

Proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.

Generally, written requests to sell shares must be signed by you and must include any shares you wish to sell that are in certificate form. Your signature must be guaranteed by a member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc. that is an eligible guarantor institution, bank, savings association, or credit union. A signature guarantee is not currently required for any sale of $50,000 or less provided the check is made payable to the registered shareholder(s) and is mailed to the address of record on the account, and provided the address has been used with the account for at least 10 days. Additional documentation may be required for sale of shares held in corporate, partnership or fiduciary accounts.

--------------------------------------------------------------------------------
  THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Reinvestment will be at the next calculated net asset value after receipt and acceptance by American Funds Service Company.
--------------------------------------------------------------------------------
OTHER IMPORTANT THINGS TO REMEMBER

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINESM

You may check your share balance, the price of your shares, or your most recent account transactions, sell shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(R) or American FundsLine OnLineSM. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access The American Funds Web site on the Internet at www.americanfunds.com.

TELEPHONE AND COMPUTER PURCHASES, SALES AND EXCHANGES

Unless you opt out of the telephone or computer (including American FundsLine(R) or American FundsLine OnLineSM) or fax purchase, sale and/or exchange options (see below), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company. (You may also reinstate them at any time by writing to American Funds Service Company.)

ACCOUNT STATEMENTS

You will receive regular confirmation statements reflecting transactions in your account. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

--------------------------------------------------------------------------------
                                THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

NOTES

--------------------------------------------------------------------------------
  THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

NOTES

--------------------------------------------------------------------------------
                                THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

NOTES

  THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS

        FOR SHAREHOLDER SERVICES               FOR DEALER SERVICES
        American Funds                         American Funds
        Service Company                        Distributors
        800/421-0180 ext. 1                    800/421-9900 ext. 11

                            FOR 24-HOUR INFORMATION
              American                         American Funds
              FundsLine(R)                     Internet Web site
              800/325-3590                     http://www.americanfunds.com

 Telephone conversations may be recorded or monitored for
 verification, recordkeeping and quality assurance purposes.
 ------------------------------------------------------------

 MULTIPLE TRANSLATIONS

 This prospectus may be translated into other languages. In
 the event of any inconsistency or ambiguity as to the
 meaning of any word or phrase contained in a translation,
 the English text shall prevail.
 ------------------------------------------------------------
 OTHER FUND INFORMATION

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

 Includes financial statements, detailed performance information, portfolio holdings, a statement from portfolio management and the independent accountants' report (in the annual report).

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

 Contains more detailed information on all aspects of the fund, including the fund's financial statements.

 A current SAI has been filed with the Securities and Exchange Commission ("SEC"). It is incorporated by reference into this prospectus and is available along with other related materials on the SEC's Internet Web site at http://www.sec.gov.

 CODE OF ETHICS

 Includes a description of the fund's personal investing policy.

 To request a free copy of any of the documents above:

 Call American Funds   or        Write to the Secretary
 Service Company                 of the fund
 800/421-0180 ext. 1             333 South Hope Street
                                 Los Angeles, CA 90071
This prospectus has been printed on recycled paper.
                           [LOGO OF RECYCLED PAPER]

24

                   THE TAX-EXEMPT BOND FUND OF AMERICA, INC.

                                   PART B
                    STATEMENT OF ADDITIONAL INFORMATION

                               NOVEMBER 1, 1997

 This document is not a prospectus but should be read in conjunction with the current prospectus dated November 1, 1997 of The Tax-Exempt Bond Fund of America, Inc. (the "fund"). The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                  The Tax-Exempt Bond Fund of America, Inc.
                            Attention:  Secretary
                            333 South Hope Street
                            Los Angeles, CA  90071
                                (213) 486-9200

                               Table of Contents

Item                                                           Page No.



Description of Certain Securities and Investment Techniques     1

Investment Restrictions                                         5

Fund Officers and Directors                                     8

Management                                                     11

Dividends and Distributions                                    13

Additional Information Concerning Taxes                        14

Purchase of Shares                                             17

Redeeming Shares                                               23

Shareholder Account Services and Privileges                    24

Execution of Portfolio Transactions                            26

General Information                                            26

Investment Results                                             28

Description of Ratings for Debt Securities                     31

Financial Statements                                           attached


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

 THE DESCRIPTIONS BELOW ARE INTENDED TO SUPPLEMENT THE MATERIAL IN THE PROSPECTUS UNDER "INVESTMENT POLICIES AND RISKS."

INVESTMENT POLICIES -- Up to 35% of the fund's total assets may be invested in tax-exempt securities that are rated below the three highest categories by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") (or equivalent securities that are not rated); however investments in securities rated Ba and BB or below (or equivalent securities that are not rated) will be limited to no more than 20% of the fund's assets. Bonds rated BB and below by S&P or Ba and below by Moody's are commonly known as "junk bonds" or high-yield, high-risk bonds. See "Description of Ratings for Debt Securities" below.

CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- High-yield, high-risk bonds can be sensitive to adverse economic changes and political and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds.

PAYMENT EXPECTATIONS -- High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the fund's assets.

LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

 Subsequent to its purchase by the fund, an issue of municipal bonds or notes may cease to be rated or its rating may be reduced below the minimum rating required for its purchase. Neither event requires the elimination of such obligation from the fund's portfolio, but Capital Research and Management Company (the "Investment Adviser") will consider such an event in its determination of whether the fund should continue to hold such obligation in its portfolio. If, however, as a result of downgrades or otherwise, the fund holds more than 20% of its net assets in high-yield, high-risk bonds, the fund will dispose of the excess as expeditiously as possible.

MUNICIPAL BONDS -- Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilitiesOpinions relating to the validity of municipal bonds and to the exclusion from gross income for federal income tax purposes and, where applicable, the exemption from state and local income tax are rendered by bond counsel to the respective issuing authorities at the time of issuance.

 The two principal classifications of municipal bonds are general obligation and limited obligation, or revenue, bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.

 Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.

 Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Most of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit, or other credit enhancement for the bond issue.


TEMPORARY INVESTMENTS -- The fund may invest in short-term municipal obligations of up to one year in maturity during periods of temporary defensive strategy or when such investments are considered advisable for liquidity. Generally, the income from all such securities is exempt from federal income tax. See "Additional Information Concerning Taxes" below. Further, a portion of the fund's assets, which will normally be less than 20% of assets, may be held in cash or invested in high quality taxable short-term securities of up to one year in maturity. Such temporary investments may include: (1) obligations of the U.S. Treasury; (2) obligations of agencies and instrumentalities of the U.S. Government; (3) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances; and (4) repurchase agreements (which are described below).

MUNICIPAL INFLATION-INDEXED BONDS -- The fund may invest in inflation-indexed bonds issued by municipalities. Interest payments are made to bondholders semi-annually and are made up of two components: a fixed "real coupon" or spread, and a variable coupon linked to an inflation index. Accordingly, payments will increase or decrease each period as a result of changes in the inflation index. In the period of deflation payments may decrease to zero, but in any event will not be less than zero.

ZERO COUPON BONDS -- Municipalities may issue zero coupon securities which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.

PRE-REFUNDED BONDS -- From time to time, a municipality may refund a bond that it has already issued prior to the original bond's call date by issuing a second bond, the proceeds of which are used to purchase securities. The securities are placed in an escrow account pursuant to an agreement between the municipality and an independent escrow agent. The principal and interest payments on the securities are then used to pay off the original bondholders. For the purposes of diversification, pre-refunded bonds will be treated as governmental issues.

FORWARD COMMITMENTS -- The fund may enter into commitments to purchase or sell securities at a future date. When the fund purchases such securities, it assumes the risk of any decline in value of the securities beginning on the date of the agreement . When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

 As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

PRIVATE PLACEMENTS -- Generally, municipal securities acquired in private placements are subject to contractual restrictions on resale. Accordingly, all private placements will be considered illiquid unless they have been specifically determined to be liquid, taking into account factors such as the frequency and volume of trading and the commitment of dealers to make markets under procedures adopted by the fund's board of trustees.

REPURCHASE AGREEMENTS -- Although the fund has no current intention to do so during the next 12 months, it may enter on a temporary basis into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest, as monitored daily by Capital Research and Management Company. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited.

PORTFOLIO MANAGEMENT -- In seeking to achieve the fund's objective, the Investment Adviser causes the fund to purchase securities which it believes represent the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the economy, movements in the general level and term structure of interest rates, political developments, and variations in the supply of funds available for investment in the tax-exempt market relative to the demand for the funds placed upon it. These latter factors change continuously and should be met with a dynamic, responsive approach to the investment process. Some of the more important portfolio management techniques that are utilized by the Investment Adviser are set forth below.

ADJUSTMENT OF MATURITIES -- The Investment Adviser seeks to anticipate movements in interest rates and adjusts the maturity distribution of the portfolio accordingly. Longer term securities ordinarily yield more than shorter term securities but are subject to greater and more rapid price fluctuation. Keeping in mind the fund's objective of producing a high level of current income, the Investment Adviser will increase the fund's exposure to this price volatility only when it appears likely to increase current income without undue risk to capital.

ISSUE CLASSIFICATION -- Securities with the same general quality rating and maturity characteristics, but which vary according to the purpose for which they were issued, often tend to trade at different yields. These yield differentials tend to fluctuate in response to political and economic developments, as well as temporary imbalances in normal supply/demand relationships. The Investment Adviser monitors these fluctuations closely, and will attempt to adjust portfolio concentrations in various issue classifications according to the value disparities brought about by these yield relationship fluctuations.

QUALITY -- Securities issued for similar purposes and with the same general maturity characteristics, but which vary according to the creditworthiness of their respective issuers, tend to trade at different yields. These yield differentials also tend to fluctuate in response to political, economic and supply/demand factors. The Investment Adviser will attempt to take advantage of these fluctuations by adjusting the concentration of portfolio securities in any given quality category according to the value disparities produced by these yield relationship fluctuations.

 The Investment Adviser believes that, in general, the market for municipal bonds is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the fund to make purchases and sales of securities in the foregoing manner may, at any particular time and with respect to any particular securities, be limited (or non-existent).

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. The fund does not anticipate its portfolio turnover will exceed 100% annually. The fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. See "Financial Highlights" in the prospectus for the fund's portfolio turnover for each of the last 10 years.

                            INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted certain investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by the Investment Company Act of 1940 (the "1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition [or encumbrance of securities or assets of, or borrowings] by the fund. These restrictions provide that the fund may not:

  1. Purchase any security (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), if immediately after and as a result of such investment more than 5% of the value of the fund's total assets would be invested in securities of the issuer. For the purpose of this restriction, the fund will regard each state, each political subdivision, agency or instrumentality of such state, each multi-state agency of which such state is a member, and each public authority which issues industrial development bonds on behalf of a private entity as a separate issuer;

  2. Enter into any repurchase agreement if, as a result, more than 10% of the value of the fund's total assets would be subject to repurchase agreements maturing in more than seven days;

  3. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein;

  4. Acquire securities subject to restrictions on disposition, except for repurchase obligations;

  5. Make loans to others, except for the purchase of debt securities or entering into repurchase agreements;

  6. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

  7. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases or sales;

  8. Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets, excluding the amount borrowed. This borrowing provision is intended to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not intended for investment purposes;

  9. Mortgage, pledge, or hypothecate its assets, except in an amount up to 10% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes;

  10. Underwrite any issue of securities, except to the extent that the purchase of municipal bonds directly from the issuer in accordance with the fund's investment objective, policies and restrictions, and later resale may be deemed to be an underwriting;

  11. Invest in companies for the purpose of exercising control or management;

  12. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

  13. Buy or sell commodities or commodity contracts or oil, gas or other mineral exploration or development programs;

  14. Write, purchase or sell puts, calls, straddles, spreads or any combination thereof;

   15. Purchase or retain the securities of any issuer, if, to the knowledge of the fund, those individual officers and directors of the fund, its Investment Adviser, or principal underwriter, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

 For the purpose of the fund's investment restrictions, the identification of the "issuer" of municipal bonds that are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the bonds as described, the most significant of which is the ultimate source of funds for the payment of principal and interest on such bonds.

 For purposes of Investment Restriction #4, the term "securities subject to restrictions on disposition" includes only securities that are not readily marketable due to contractual restrictions. Accordingly, the Fund can purchase securities issued in private placements (including so-called 144A securities) provided they are readily marketable.

 Notwithstanding Investment Restriction #12, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by the Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

 For purposes of Investment Restriction #13, the term "oil, gas or other mineral exploration or development programs" includes oil, gas or other mineral exploration or development leases.

NON-FUNDAMENTAL POLICIES -- The fund has adopted the following non-fundamental investment policies:The fund may not:

 (a) invest 25% or more of its assets in municipal bonds the issuers of which are located in the same state, unless such securities are guaranteed by the U.S. Government, or more than 25% of its total assets in securities the interest on which is paid from revenues of similar type projects (such as hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities). The fund may on occasion invest more than an aggregate of 25% of its total assets in industrial development bonds. There could be economic, business or political developments which might affect all municipal bonds of a similar category or type or issued by issuers within any particular geographical area or jurisdiction;

 (b) invest more than 5% of the value of the fund's total assets in securities of any issuer with a record of less than three years continuous operation, including predecessors, except those issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or municipal bonds rated at least "A" by either Moody's Investors Service, Inc. or Standard & Poor's Corporation; and

 (c) invest more than 15% of its total assets in securities which are not readily marketable.

                          FUND OFFICERS AND DIRECTORS
                      Directors and Director Compensation

NAME, ADDRESS  POSITION    PRINCIPAL OCCUPATION(S) DURING      AGGREGATE              TOTAL COMPENSATION         TOTAL NUMBER
AND AGE        WITH        PAST 5 YEARS (POSITIONS WITHIN THE  COMPENSATION           (INCLUDING                 OF FUND BOARDS
               REGISTRANT  ORGANIZATIONS LISTED MAY HAVE       (INCLUDING             VOLUNTARILY DEFERRED       ON WHICH
                           CHANGED DURING THIS PERIOD)         VOLUNTARILY DEFERRED   COMPENSATION/1/) FROM ALL  DIRECTOR
                                                               COMPENSATION/1/) FROM  FUNDS MANAGED BY CAPITAL   SERVES/2/
                                                               THE FUND DURING FISCAL RESEARCH AND
                                                               YEAR ENDED AUGUST 31,  MANAGEMENT COMPANY/2/
                                                               1997                   FOR THE YEAR ENDED
                                                                                      AUGUST 31, 1997

H. Frederick Christie  Director  Private Investor.  Former President   $3,900 /3/     $163,500                    18
P.O. Box 144                     and Chief Executive Officer, The
Palos Verdes Estates, CA 90274   Mission Group (non-utility holding
Age 64                           Company, subsidiary of  Southern
                                 California Edison Company)

+ Don R. Conlan        Trustee   President (Retired), The Capital      none/4/        none/4/                     12
  Age: 61                        Group Companies, Inc.
 1630 Milan Avenue
 South Pasadena, CA 91030

 Diane C. Creel        Director  CEO and President,                    $3,900         $43,000                     12
 100 W. Broadway                 The Earth Technology Corporation
 Suite 5000                      (international consulting engineering)
 Long Beach, CA 90802
 Age:  48

 Martin Fenton, Jr.    Director  Chairman, Senior Resource Group       $4,300 /3/     $132,600                    16
 4350 Executive Drive            (management of senior living
 Suite 101                       centers)
 San Diego, CA  92121-2116
 Age:  62

 Leonard R. Fuller     Director  President, Fuller & Company, Inc.     $3,900/3/      $46,200                     12
 4337 Marina City Drive          (financial management consulting
 Suite 841 ETN                   firm)
 Marina del Rey, CA 90292
 Age:  51

+* Abner D. Goldstine  President,   Senior Vice President and Director, none/4/       none/4/                    12
 Age:   67             PEO and      Capital Research and Management
                       Director     Company

+** Paul G. Haaga, Jr. Chairman of  Executive Vice President and        none/4/       none/4/                    14
 Age:   48             the Board    Director, Capital Research and
                                    Management Company

 Herbert Hoover III     Director    Private Investor                    $3,500        $68,000                    14
 1520 Circle Drive
 San Marino, CA 91108
 Age:  69

 Richard G. Newman      Director    Chairman, President and CEO,        $4,300 /3/    $98,000                    13
 3250 Wilshire Boulevard            AECOM Technology Corporation
 Los Angeles, CA 90010-1599         (architectural engineering)
 Age:  62

 Peter Valli            Director    Retired.  Former Chairman and       $4,300 /3/    $46,200                    12
 45 Sea Isle Drive                  CEO, BW/IP International Inc.
 Long Beach, CA 90803               (industrial manufacturing)
 Age:  70


+ Directors who are considered "interested persons" of the fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

* Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025
** Address is 333 South Hope Street, Los Angeles, CA 90071

/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the Fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

/3/ Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for participating Directors is as follows: H. Frederick Christie ($7,774), Martin Fenton, Jr. ($9,858), Leonard
R. Fuller ($3,003), Richard G. Newman ($20,779) and Peter C. Valli ($16,015).


/4/ Don R. Conlan, Paul G. Haaga, Jr. and Abner D. Goldstine are affiliated with the Investment Adviser and, accordingly, receive no compensation from the Fund.
                                    OFFICERS
            (with their principal occupations during the past five years)#

                         AGE     POSITION(S) HELD   PRINCIPAL OCCUPATION(S) DURING
NAME AND ADDRESS                 WITH REGISTRANT    PAST 5 YEARS

Neil L. Langberg         44      Senior Vice      Vice President - Investment Management
11100 Santa Monica Blvd.         President        Group, Capital Research and Management
Los Angeles, CA 90025                             Company

Michael J. Downer        43      Vice President   Senior Vice President - Fund Business
333 South Hope Street                             Management Group, Capital Research and
Los Angeles, CA 90071                             Management Company

Mary C. Hall             39      Vice President   Senior Vice President - Fund Business
135 South State College Blvd.                     Management Group, Capital Research and
Brea, CA 92821                                    Management Company

Mark R. Macdonald        38      Vice President   Vice President - Investment Managemennt
11100 Santa Monica Blvd.                          Group, Capital Research and Management
Los Angeles, CA 90025                             Company

Julie F. Williams        49      Secretary        Vice President - Fund Business Management
333 South Hope Street                             Group, Capital Research and Management
Los Angeles, CA 90071                             Company

Anthony W. Hynes, Jr.    34      Treasurer        Vice President - Fund Business Management
135 South State College Blvd.                     Group, Capital Research and Management
Brea, CA 92821                                    Company

Kimberly S. Verdick      32      Assistant        Assistant Vice President - Fund Business
333 South Hope Street            Secretary        Management Group, Capital Research and
Los Angeles, CA 90071                             Management Company

Todd L. Miller           38      Assistant        Assistant Vice President - Fund Business
135 South State College Blvd.    Treasurer        Management Group, Capital Research and
Brea, CA 92821                                    Management Company


# Positions within the organizations listed may have changed during this period

 No compensation is paid by the fund to any officer or Director who is a Director or officer of the Investment Adviser. The fund pays annual fees of $2,500 to Directors who are not affiliated with the Investment Adviser, plus $200 for each Board of Directors meeting attended, plus $200 for each meeting attended as a member of a committee of the Board of Directors. The Directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser. As of October 1, 1997 the officers and Directors and their families as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER -- The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad, (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, Ca 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world.
The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of the Capital Group Companies, Inc.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

 The Investment Adviser is responsible for more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types throughout the world. These investors include privately owned businesses and large corporations, as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until May 31, 1998, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).
 The Investment Adviser receives a fee at the annual rate of 0.30% on the first $60 million of the fund's net assets, plus 0.21% on net assets from $60 million to $1 billion, plus 0.18% on net assets from $1 billion to $3 billion, plus 0.16% on net assets over $3 billion, plus 3% of the first $3,333,333 of the fund's monthly gross investment income, plus 2.50% of such income over $3,333,333 but not exceeding $8,333,333 and 2.25% of such income in excess of $8,333,333. Assuming net assets of $1.5 billion and gross investment income levels of 3%, 4%, 5%, 6% and 7%, management fees would be 0.29%, 0.32%, 0.34%, 0.37% and 0.39%, respectively.

 For the purpose of such computations under the Agreement, the fund's gross investment income does not reflect any net realized gains or losses on the sale of portfolio securities but does include original-issue discount as defined for federal income tax purposes.

 The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of qualified persons to perform the executive and related administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, as well as general purpose accounting forms, supplies, and postage to be used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of designing, printing and mailing reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of issuance and redemption of shares (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; compensation, fees, and expenses paid to Directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

 The Agreement provides that the Investment Adviser will reimburse the fund for any expenses incurred by the fund in any fiscal year, exclusive of interest, taxes and brokerage costs and extraordinary expenses such as litigation and acquisitions, to the extent such expenses exceed the lesser of 25% of gross income for the preceding year or the sum of (a) 1.5% of the average daily net assets of the preceding year up to and including $30 million and (b) 1% of any excess of average daily net assets of the preceding year over $30 million. The investment advisory fee is included as an expense of the fund and is subject to the expense limitation described in the preceding sentence.

 During the fiscal years ended August 31, 1997, 1996, and 1995, the Investment Adviser's total fees amounted to $5,567,000, $5,451,000, and $5,202,000, respectively.

PRINCIPAL UNDERWRITER -- American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the "Plan") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended August 31, 1997 amounted to $632,000 after allowance of $2,563,000 to dealers. During the fiscal years ended August 31, 1996 and 1995, the Principal Underwriter retained $760,000 and $670,000, respectively.

 As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by a majority of the entire Board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and Directors who are "interested persons" of the fund due to present or past affiliations with the Investment Adviser and related companies may be considered to have a direct or indirect financial interest in the operation of the Plan. Potential benefits of the Plan to the fund are improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not "interested persons" of the fund is committed to the discretion of the Directors who are not "interested persons" during the existence of the Plan. Plan expenditures are reviewed quarterly and must be renewed annually by the Board of Directors.

 Under the Plan the fund may expend up to 0.25% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including a "401(k)" plan with 200 or more eligible employees). During the fund's fiscal year ended August 31, 1997, the fund paid or accrued $3,718,000 under the Plan as compensation to dealers. As of August 31, 1997 accrued and unpaid distribution expenses were $770,000.

 The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

 In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                          DIVIDENDS AND DISTRIBUTIONS

 The fund declares dividends from its net investment income daily and distributes the accrued dividends to shareholders each month. The percentage of the distribution that is tax-exempt may vary from distribution to distribution. For the purpose of calculating dividends, daily net investment income of the fund consists of: (a) all interest income accrued on the fund's investments including any original issue discount or market premium ratably amortized to the date of maturity or determined in such other manner as may be deemed appropriate; minus (b) all liabilities accrued, including interest, taxes and other expense items, amounts determined and declared as dividends or distributions and reserves for contingent or undetermined liabilities, all determined in accordance with generally accepted accounting principles.

                    ADDITIONAL INFORMATION CONCERNING TAXES

 The following is only a summary of certain additional federal, state and local tax considerations generally affecting the fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the fund or its shareholders, and the discussion here and in the fund's prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

 The fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the fund would generally not be suitable for tax-exempt institutions or tax-deferred retirement plans (E.G., plans qualified under Section 401 of the Internal Revenue Code, Keogh-type plans and individual retirement accounts). Such retirement plans would not gain any benefit from the tax-exempt nature of the fund's dividends because such dividends would be ultimately taxable to beneficiaries when distributed to them. In addition, the fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

 The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Under Subchapter M, if the fund distributes within specified times at least 90% of its taxable and tax-exempt net investment income, it will be taxed only on that portion, if any, which it retains.

 To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities which must be limited, in respect of any one issuer to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 The percentage of total dividends paid by the fund with respect to any taxable year which qualify for exclusion from gross income ("exempt-interest dividends") will be the same for all shareholders receiving dividends during such year. In order for the fund to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of the fund's assets must consist of certain tax-exempt obligations. Not later than 60 days after the close of its taxable year, the fund will notify each shareholder in writing of the portion of the dividends paid by the fund to the shareholder with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot, however, exceed the excess of the amount of interest excludable from gross income from tax under Section 103 of the Code received by the fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

 Interest on indebtedness incurred by a shareholder to purchase or carry fund shares is not deductible for federal income tax purposes if the fund distributes exempt-interest dividends during the shareholder's taxable year.
If a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend.

 While the fund does not expect to realize substantial long-term capital gains, any net realized long-term capital gains will be distributed annually. The fund will have no tax liability with respect to such gains, and the distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held fund shares. Such distributions will be designated as a capital gains distribution in a written notice mailed by the fund to shareholders not later than 60 days after the close of the fund's taxable year. If a shareholder receives a designated capital gain distribution (treated by the shareholder as a long-term capital gain) with respect to any fund share and such fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. The fund also may make a distribution of net realized long-term capital gains near the end of the calendar year to comply with certain requirements of the Code. Gain recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation.

 Similarly, while the fund does not expect to earn any significant investment company taxable income, in the event that any taxable income is earned by the fund it will be distributed. In general, the fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The fund would be taxed on any undistributed investment company taxable income. Since any such income will be distributed, it will be taxable to shareholders as ordinary income (whether distributed in cash or additional shares).

 The Code imposes limitations on the use and investment of the proceeds of state and local governmental bonds and upon other funds of the issuers of such bonds. These limitations must be satisfied on a continuing basis to maintain the exclusion from gross income of interest on such bonds. These provisions of the Code generally apply to bonds issued after August 15, 1986. Bond counsel qualify their opinions as to the federal tax status of new issues of bonds by making such opinions contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

 Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

 If for any taxable year the fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and might be eligible for the dividends-received deduction for corporations. Under normal circumstances, no part of the distributions to shareholders by the fund is expected to qualify for the dividends-received deduction allowed to corporate shareholders.

 If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

 As of the date of this statement of additional information, the maximum individual tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains on assets held more than 18 months is 20%, and on assets held more than one year and not more than 18 months is 28%; and the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of income tax of up to $100,000. Naturally, the amount of tax payable by a taxpayer will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters.

 Under the Code, distributions of net investment income by the fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend paid by the fund is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply.

                               PURCHASE OF SHARES

METHOD          INITIAL INVESTMENT                 ADDITIONAL INVESTMENTS

                See "Investment Minimums and       $50 minimum (except where a lower minimum is noted
                Fund Numbers" for initial          under "Investment Minimums and Fund Numbers").
                investment minimums.

BY CONTACTING   Visit any investment dealer who    Mail directly to your investment dealer's address printed on
YOUR            is registered in the state where   your account statement.
INVESTMENT      the purchase is made and who
DEALER          has a sales agreement with
                American Funds Distributors.

BY MAIL         Make your check payable to the     Fill out the account additions form at the bottom of a recent
                fund and mail to the address       account statement, make your check payable to the fund,
                indicated on the account           write your account number on your check, and mail the
                application.  Please indicate an   check and form in the envelope provided with your account
                investment dealer on the           statement.
                account application.

BY TELEPHONE    Please contact your investment     Complete the "Investments by Phone" section on the
                dealer to open account, then       account application or American FundsLink Authorization
                follow the procedures for          Form.  Once you establish the privilege, you, your financial
                additional investments.            advisor or any person with your account information can
                                                   call American FundsLineR and make investments by
                                                   telephone (subject to conditions noted in "Telephone and
                                                   Computer Purchases, Redemptions and Exchanges"
                                                   below).

BY COMPUTER     Please contact your investment     Complete the American FundsLink Authorization Form.
                dealer to open account, then       Once you establish the privilege, you, your financial advisor
                follow the procedures for          or any person with your account information may access
                additional investments.            American FundsLine OnLine(SM) on the Internet and make
                                                   investments by computer (subject to conditions noted in
                                                   "Telephone and Computer Purchases, Redemptions and
                                                   Exchanges" below).

BY WIRE         Call 800/421-0180 to obtain your   Your bank should wire your additional investments in the
                account number(s), if necessary.   same manner as described under "Initial Investment."
                Please indicate an investment
                dealer on the account.  Instruct
                your bank to wire funds to:
                Wells Fargo Bank
                155 Fifth Street
                Sixth Floor
                San Francisco, CA 94106
                (ABA #121000248)
                For credit to the account of:
                American Funds Service
                Company
                a/c #4600-076178
                (fund name)
                (your fund acct. no.)

THE FUND AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.


INVESTMENT MINIMUMS AND FUND NUMBERS -- Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):

FUND                                            MINIMUM              FUND
                                                INITIAL              NUMBER
                                                INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(R)                                   $1,000               02

American Balanced Fund(R)                       500                  11

American Mutual Fund(R)                         250                  03

Capital Income Builder(R)                       1,000                12

Capital World Growth and Income Fund(SM)        1,000                33

EuroPacific Growth Fund(R)                      250                  16

Fundamental Investors(SM)                       250                  10

The Growth Fund of America(R)                   1,000                05

The Income Fund of America(R)                   1,000                06

The Investment Company of America(R)            250                  04

The New Economy Fund(R)                         1,000                14

New Perspective Fund(R)                         250                  07

SMALLCAP World Fund(R)                          1,000                35

Washington Mutual Investors Fund(SM)            250                  01

BOND FUNDS

American High-Income Municipal Bond Fund(R)     1,000                40

American High-Income Trust(SM)                  1,000                21

The Bond Fund of America(SM)                    1,000                08

Capital World Bond Fund(R)                      1,000                31

Intermediate Bond Fund of America(SM)           1,000                23

Limited Term Tax-Exempt Bond Fund of America(SM)   1,000                43

The Tax-Exempt Bond Fund of America(R)          1,000                19

The Tax-Exempt Fund of California(R)*           1,000                20

The Tax-Exempt Fund of Maryland(R)*             1,000                24

The Tax-Exempt Fund of Virginia(R)*             1,000                25

U.S. Government Securities Fund(SM)             1,000                22

MONEY MARKET FUNDS

The Cash Management Trust of America(R)         2,500                09

The Tax-Exempt Money Fund of America(SM)        2,500                39

The U.S. Treasury Money Fund of America(SM)     2,500                49

___________
*Available only in certain states.


 For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

DEALER COMMISSIONS -- The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE               SALES CHARGE AS                   DEALER
AT THE OFFERING PRICE            PERCENTAGE OF THE:                CONCESSION
                                                                   AS PERCENTAGE
                                                                   OF THE
                                                                   OFFERING
                                                                   PRICE

                                 NET AMOUNT       OFFERING
                                 INVESTED         PRICE

STOCK AND STOCK/BOND FUNDS

Less than $50,000                6.10%            5.75%            5.00%

$50,000 but less than 100,000    4.71             4.50             3.75

BOND FUNDS

Less than $25,000                4.99             4.75             4.00

$25,000 but less than $50,000    4.71             4.50             3.75

$50,000 but less than $100,000   4.17             4.00             3.25

STOCK, STOCK/BOND, AND BOND
FUNDS

$100,000 but less than $250,000   3.63             3.50             2.75

$250,000 but less than $500,000   2.56             2.50             2.00

$500,000 but less than $1,000,000   2.04             2.00             1.60

$1,000,000 or more               none             none             (see below)


 Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

 American Funds Distributors, at its expense (from a designated percentage of its income), will, during the current fiscal year, provide additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

 Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.") Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge.

 Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

NET ASSET VALUE PURCHASES -- The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;
(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $50 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

STATEMENT OF INTENTION -- The reduced sales charges and offering prices set forth in the prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the Statement) terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

 In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period is added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

 Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

AGGREGATION -- Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

PRICE OF SHARES -- Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The net asset value per share of money market funds normally will remain constant at $1.00 based on the fund's current practice of valuing their shares using the penny-rounding method in accordance with rules of the Securities and Exchange Commission.

 The price you pay for shares, the public offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

 All portfolio securities of funds managed by Capital Research and Management Company are valued, and the net asset value per share is determined, as follows:

 1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

  Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

  Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

  Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;

  2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

  3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

 Any purchase order may be rejected by the Principal Underwriter or by the fund. The fund will not knowingly sell fund shares (other than for the reinvestment of dividends or capital gain distributions) directly or indirectly or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would own beneficially directly, indirectly, or through a unit investment trust more than 4.5% of the outstanding shares of the fund without the consent of a majority of the Board of Directors.

                                REDEEMING SHARES

By writing to American Funds       Send a letter of instruction specifying the name of the fund, the
Service Company (at the            number of shares or dollar amount to be sold, your name and
appropriate address indicated      account number.  You should also enclose any share certificates
under "Fund Organization and       you wish to redeem.  For redemptions over $50,000 and for certain
Management - Principal             redemptions of $50,000 or less (see below), your signature must be
Underwriter and Transfer           guaranteed by a member firm of a domestic stock exchange or the
Agent" in the prospectus)          National Association of Securities Dealers, Inc. that is an eligible guarantor institution, bank, savings association, or credit union. .
                                   You should verify with the institution that it is an eligible guarantor prior to signing.  Additional documentation may be required for redemption of shares held in corporate, partnership or fiduciary accounts.  Notarization by a Notary Public is not an acceptable signature guarantee.

By contacting your investment      If you redeem shares through your investment dealer, you may be
dealer                             charged for this service.  SHARES HELD FOR YOU IN YOUR INVESTMENT
                                   DEALER'S STREET NAME MUST BE REDEEMED THROUGH THE DEALER.

You may have a redemption          You may use this option, provided the account is registered in the
check sent to you by using         name of an individual(s), a UGMA/UTMA custodian, or a non-
                                   retirement plan trust.  These redemptions may not exceed $50,000
American FundsLine (R)             per shareholder per day per fund account and the check must be
or American FundsLine              made payable to the shareholder(s) of record and be sent to the
Online(SM) or by telephoning,      address of record provided the address has been used with the
faxing, or telegraphing            account for at least 10 days.  See "Fund Organization and
American Funds Service             Management - Principal Underwriter and Transfer Agent" in the
Company (subject to the            prospectus and "Exchange Privilege" below for the appropriate
conditions noted in this section   telephone or fax number.
and in "Telephone and
Computer Purchases
Redemptions and Exchanges"
below)

In the case of the money           Upon request (use the account application for the money market
market funds, you may have         funds) you may establish telephone redemption privileges (which will
redemptions wired to your bank     enable you to have a redemption sent to your bank account) and/or
by telephoning American Funds      check writing privileges.  If you request check writing privileges, you
Service Company ($1,000 or         will be provided with checks that you may use to draw against your
more) or by writing a check        account.  These checks may be made payable to anyone you
($250 or more)                     designate and must be signed by the authorized number of
                                   registered shareholders exactly as indicated on your checking account signature card.


 A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, AND PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

CONTINGENT DEFERRED SALES CHARGE -- A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer- sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 59 1/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN -- The automatic investment plan enables you to make regular monthly or quarterly investments in shares through automatic charges to your bank account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the dates you select. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and you will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If your bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- You may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the "paying fund") into any other fund in The American Funds Group (the "receiving fund") subject to the following conditions: (i) the aggregate value of your account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund will have the right, if you fail to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds toyou. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

EXCHANGE PRIVILEGE -- You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

 You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) or American FundsLine Online(SM)(see "American FundsLine(R) and American FundsLine Online(SM)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Transfer Agent" below for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES -- You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS -- Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of your account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by you with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments , will be reflected on regular confirmation statements from American Funds Service Company. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(SM) -- You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(R) and American FundsLine Online(SM). To use this service, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds Website on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine(R) and American FundsLine Online(SM) are subject to the conditions noted above and in "Redeeming Shares--Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine(R) and American FundsLine Online(SM)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may reinstate them at any time also by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

REDEMPTION OF SHARES - The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem your shares if the shares through redemptions, market decline or otherwise, have a value of less than $1000 (determined, for this purpose only as the greater of your cost or the current net asset value of the shares, including any shares acquired through reinvestment of income dividends and capital gain distributions), or are fewer than ten shares. Prior notice of at least 60 days will be given to you before the involuntary redemption provision is made effective with respect to your account. You will have not less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

 Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through its correspondent clearing agents) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

 There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

 Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the fiscal year ended August 31, 1997 amounted to $739,000.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the record of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. It was paid a fee of $454,000 for the fiscal year ended August 31, 1997.

INDEPENDENT ACCOUNTANTS -- Price Waterhouse LLP, 400 South Hope Street, Los Angeles, CA 90071, has served as the fund's independent accountants since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information have been so included in reliance on the report of the independent accountants given on the authority of said firm as experts in auditing and accounting.

SHAREHOLDER VOTING RIGHTS -- At any meeting of shareholders, duly called for such purpose, and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors, as though the fund were a common-law trust. Accordingly, the directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

REPORTS TO SHAREHOLDERS -- The fund's fiscal year ends on August 31. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited annually by the fund's independent accountants, Price Waterhouse LLP, whose selection is determined annually by the Board of Directors.

PERSONAL INVESTING POLICY -- The Investment Adviser and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions. You may obtain a summary of the personal investing policy by contacting the Secretary of the fund.

 The financial statements including the investment portfolio and the report of independent accountants contained in the annual report are included in this statement of additional information. The following information is not included in the annual report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND

MAXIMUM OFFERING PRICE PER SHARE -- AUGUST 31, 1997



Net asset value and redemption price per share

 (Net assets divided by shares outstanding)               $12.27

Maximum offering price per share (100/95.25 of

 per share net asset value, which takes into account

 the fund's current maximum sales charge)                 $12.88


                               INVESTMENT RESULTS

 The fund's yield was 4.15% based on a 30-day (or one month) period ended August 31, 1997, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

           YIELD = 2[( a-b/cd + 1)/6/ - 1]
Where:    a = dividends and interest earned during the period.
          b = expenses accrued for the period (net of reimbursements).
          c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
          d = the maximum offering price per share on the last day of the period.

 The fund may also calculate a tax equivalent yield based on a 30-day (or one month) period ended no later than the date of the most recent balance sheet included in the registration statement, computed by dividing that portion of the yield (as computed by the formula stated above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. The fund's tax equivalent yield based on the maximum individual effective federal tax rate of 39.6% for the 30-day (or one month) period ended August 31, 1997 was 6.87%.

 The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by annualizing the current month's dividend and dividing by the average price for the month. The taxable equivalent distribution rate will reflect the most current federal and state tax rates available. The current distribution rate may differ from the current yield.

 The fund's total return over the past 12 months and average annual total returns over the past five-year and ten-year periods ending on August 31, 1997 were 4.20%, 6.05% and 7.43%, respectively. The average annual total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange
Commission:  P(1+T)/n/ = ERV.

 The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 4.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

 During its lifetime, the fund had a total return of 319.6% compared with 360.7% for The Bond Buyer Index./1/ In the period from January 1, 1980, when the Lehman Brothers Municipal Bond Index/2/ began, to August 31, 1997, the fund had a total return of 319.0% and the index showed a 338.5% return.Note that past results are not an indication of future investment results.

 The fund may also refer to results compiled by organizations such as Lipper Analytical Services, Morningstar, Inc. and Wiesenberger Investment Companies Services. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

/1/ The Bond Buyer Index is unmanaged, reflects no expenses or management fees and consists of 20 General Obligations bonds maturity in 20 years and rated A to AA by Standard & Poor's Corporation.

/2/ The Lehman Brothers Municipal Bond Index is unmanaged, reflects no expenses or management fees and consists of a large universe of municipal bonds issued as state general obligations or revenue bonds with a minimum rating of BBB by Standard & Poor's Corporation.

           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

                                                         ...and taken all distributions

If you had invested                                      in shares, your investment

$10,000 in the fund                                      would have been worth this

this many years ago...                                   much at August 31, 1997

|                                                        |

                                 Periods

Number of Years                  9/1-8/31                Value

1                                1996 - 1997             $10,420

2                                1995 - 1996             10,990

3                                1994 - 1996             11,951

4                                1993 - 1996             11,934

5                                1992 - 1996              13,413

6                                1991 - 1996             14,869

7                                1990 - 1996             16,601

8                                1989 - 1996             17,405

9                                1988 - 1996             19,195

10                               1987 - 1997             20,476

11                               1986 - 1997             20,703

12                               1985 - 1997             25,694

13                               1984 - 1997             29,902

14                               1983 - 1997             32,116

15                               1982 - 1997             37,360

16                               1981 - 1997             46,952

17                               1980 - 1997             42,764

18                               1979*- 1997             41,961



         ILLUSTRATION OF A $10,000 INVESTMENT IN THE FUND
                   WITH DIVIDENDS REINVESTED
(FOR THE LIFETIME OF THE FUND OCTOBER 3, 1979 THROUGH AUGUST 31, 1997)

COST OF SHARES                                  VALUE OF SHARES**

Fiscal     Annual     Dividends    Total        From        From         From         Total
Year End   Dividends  (cumulative) Investment   Initial     Capital Gains   Dividends    Value
Aug. 31                            Cost         Investment  Reinvested    Reinvested



1980*      $ 553      $ 553        $ 10,553     $ 8,819     $ 0          $ 529        $ 9,348

1981       779        1,332        11,332       7,362       0            1,146          8,508

1982       932        2,264        12,264       8,362       0            2,334         10,696

1983       978        3,242        13,242       8,971       0            3,473         12,444

1984       1,026      4,268        14,268       8,895       0            4,466         13,361

1985       1,182      5,450        15,450       9,543       0            6,012         15,555

1986       1,297      6,747        16,747       10,962      53           8,297         19,312

1987       1,335      8,082        18,082       10,267      192          9,057         19,516

1988       1,390      9,472        19,472       10,162      307          10,358        20,827

1989       1,499      10,971       20,971       10,467      317          12,176        22,960

1990       1,573      12,544       22,544       10,267      311          13,493        24,071

1991       1,621      14,165       24,165       10,762      326          15,800        26,888

1992       1,723      15,888       25,888       11,219      339          18,234        29,792

1993       1,773      17,661       27,661       11,838      577          21,077        33,492

1994       1,874      19,535       29,535       11,095      773          21,576       33,444

1995       2,011      21,546       31,546       11,371      792          24,192       36,355

1996       2,017      23,563       33,563       11,295      1,042        26,024       38,360

1997       2,131      25,693       35,693       11,686      1,193        29,082       41,961


Includes reinvested dividends of $23,563 and reinvested capital gain distributions of $1,146
* From inception on October 3, 1979
** Results assume deduction of the maximum sales charge of 4.75% from the initial purchase payment.

                   DESCRIPTION OF RATINGS FOR DEBT SECURITIES

 The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.

 Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities from "Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:

BONDS --

 "Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

 "Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

 "Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

 "Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

 "Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."

 "Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

 "Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."

 "Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or having other marked shortcomings."

 "Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."

NOTES --

 "The MIG 1 designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

 The MIG 2 designation denotes high quality. Margins of protection are ample although not as large as in the preceding group."

COMMERCIAL PAPER --

 "Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

 -- Leading market positions in well established industries.

 --  High rates of return on funds employed.

 -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

 -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

 -- Well established access to a range of financial markets and assured sources of alternate liquidity.

 Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained."

 Standard & Poor's Corporation rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:

BONDS -- "Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

"Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

"Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."

"Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

 "The rating 'C1' is reserved for income bonds on which no interest is being paid."

"Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized."

NOTES -- "The SP-1 rating denotes a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

 The SP-2 rating denotes a satisfactory capacity to pay principal and interest."

COMMERCIAL PAPER --

The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation."

THE TAX-EXEMPT BOND FUND OF AMERICA
Investment Portfolio, August 31, 1997
Geographic Breakdown
New York --                                                                         12.51%
California --                                                                       10.31%
Illinois --                                                                          9.41%
Michigan --                                                                          7.95%
Washington --                                                                        7.29%
Pennsylvania --                                                                      5.30%
Other States --                                                                     41.16%
Cash & Short-Term Securities --                                                      6.07%


Aaa/AAA --                                                                          32.26%
Aa/AA --                                                                            17.20%
A/A --                                                                              15.61%
Baa/BBB --                                                                          23.22%
Below investment grade                                                               5.64%
Cash & Short-Term Securities                                                         6.07%

                                                                                Principal      Market
                                                                                   Amount       Value
                                                                                    (000)       (000)
Tax-Exempt Securities Maturing in More than
One Year - 93.93%

Alabama - 0.41%
 Daughters of Charity, National Health System,
  5.25% 2015                                                                       $4,000      $3,879
 The Industrial Development Board of the City of
  Mobile, Solid Waste Revenue Refunding Bonds (Mobile
  Energy Services Co., LLC Projects), Series
  1995, 6.95% 2020                                                                  2,500       2,723

Alaska - 1.22%
 Housing Finance Corp.,
  Collateralized Bonds (Veterans Mortgage
  Program), Series 1992A-1, 6.75% 2032                                                4470        4696
 Municipality of Anchorage:
  1995 General Obligation Refunding General Purpose
  Bonds, Series B, FGIC Insured, 6.00% 2012                                           2895        3178
  Municipal Light & Power, Senior Lien Refunding Electric
  Revenue Bonds, MBIA Insured, Series 1996, 6.50% 2014                                5000        5750
 City of Valdez, Marine Terminal Revenue Refunding
  Bonds (BP Pipelines Inc. Project), Series 1993B,
  5.50% 2028                                                                          6000        5843

Arizona - 0.46%
 State Transportation Board, Subordinated Highway
  Revenue Bonds, Series 1992B, 6.50% 2008
  (Prerefunded 2002)                                                                  1850        2042
 The Industrial Development Authority of the City
  of Scottsdale, Hospital Revenue Refunding Bonds,
  Scottsdale Memorial Hospitals, Series 1996A,
  AMBAC Insured:
   6.50% 2005                                                                         2270        2527
   6.50% 2006                                                                         1200        1346
   6.50% 2007                                                                         1290        1455

California - 10.31%
 General Obligation Bonds:
  6.75% 2006                                                                          1000        1150
  5.25% 2016                                                                          7320        7207
 Health Facilities Financing Authority,
  Hospital Revenue Bonds (Downey Community Hospital), Series 1993,
  5.75% 2015                                                                          4990        5023
 Public Works Board, Lease Revenue Bonds,
  California Community Colleges, 1994 Series B
  (Various Community College Projects):
   6.75% 2005                                                                         2505        2848
   7.00% 2007                                                                         1315        1492
 Statewide Communities Development Authority:
  Children's Hospital of Los Angeles, MBIA Insured,
  6.00% 2008                                                                          1715        1880
  Kaiser Permanente Medical Care Program, Semi-Annual
  Tender Revenue Bonds:
   Series A, 7.00% 2018                                                               1900        2030
   1985 Tender Bonds, 5.55% 2025                                                      5000        4944
  St. Joseph Health System Obligated Group,
  Certificates of Participation:
   5.50% 2014                                                                         2000        2006
   5.50% 2023                                                                         2700        2678
 California Department of Water Resources, Central Valley Project,
  Water System Revenue Bonds, Series Q, MBIA Insured, 5.375% 2027                     2500        2458
 Alameda Public Financing Authority, 1997 Revenue Bonds
  (Marina Village Assessment District Bond Refinancing):
   6.05% 2008                                                                         1000        1022
   6.375% 2014                                                                        1000        1022
 Anaheim Public Financing Authority, Lease Revenue Bonds (Anaheim
  Public Improvements Project), Senior Lease Revenue Bonds,
  1997 Series A, FSA Insured, 6.00% 2024                                              1000        1095
 Association of Bay Area Governments Finance
  Authority For Nonprofit Corporations, Certificates of Participation
  (Stanford University Hospital),
  Series 1993, 5.50% 2013                                                             2000        2010
 Castaic Lake Water Agency Financing Corporation,
  Refunding Revenue Certificates of Participation
  (Water System Improvement Projects), Series 1994A,
  MBIA Insured, 7.00% 2011                                                            2400        2896
 Central Valley Financing Authority, Cogeneration
  Project Revenue Bonds (Carson Ice-Gen Project), Series 1993:
   6.00% 2009                                                                         3750        3897
   6.10% 2013                                                                         1000        1039
 Culver City Redevelopment Financing Authority, 1993
  Tax Allocation Refunding Revenue Bonds, AMBAC Insured,
  5.00% 2023                                                                          3635        3398
 Long Beach Aquarium of the Pacific, Revenue Bonds
  (Aquarium of the Pacific Project), 1995 Series A:
   6.10% 2010                                                                         4000        4119
   6.125% 2015                                                                        5500        5603
   6.125% 2023                                                                       13000       13195
 City of Los Angeles:
  State Building Authority, Lease Revenue Refunding Bonds,
  Department of General Services Lease, 1993 Series A:
   5.375% 2006                                                                        3000        3145
   5.50% 2007                                                                         7295        7703
  Convention and Exhibition Center Authority,
  Certificates of Participation:
   7.375% 2018 (Prerefunded 1999)                                                     1000        1078
   7.00% 2020 (Prerefunded 1999)                                                      2750        2946
  Regional Airports Improvement Corp.,
   Facilities Lease Refunding Revenue Bonds,
   Issue of 1992, United Air Lines, Inc. (Los
   Angeles International Airport), 6.875% 2012                                        2000        2163
  Department of Water and Power,  Electric Plant Revenue
   Bonds, Issue of 1990, 7.10% 2031 (Subject to Crossover
   Refunding 2001)                                                                    3000        3275
 County of Los Angeles:
  Capital Asset Leasing Corp., Certificates of
  Participation (Marina Del Rey), Series A:
   6.25% 2003                                                                         5500        5876
   6.50% 2008                                                                         4750        5041
  Metropolitan Transportation Authority,
   Proposition C Sales Tax Revenue Bonds,
   Second Series 1993B, AMBAC Insured, 5.25% 2023                                     1300        1250
  Transportation Commission, Sales
  Tax Revenue Bonds, Series 1989, 7.00% 2019                                          2000        2134
 The Metropolitan Water District of Southern
  California, Waterworks General Obligation Refunding
  Bonds, 1993 Series A1, 5.50% 2010                                                   3000        3114
 Northern California Power Agency, Geothermal
  Project #3, Special Revenue Bonds, 1993 Refunding
  Series A, 5.60% 2006                                                                3000        3088
 County of Orange:
  Aliso Viejo Special Tax Bonds
  of Community Facilities District No. 88-1,
  Series A of 1992:
   7.15% 2006 (Prerefunded 2002)                                                      2000        2292
   7.35% 2018 (Prerefunded 2002)                                                     10000       11548
  Recovery Certificates of
  Participation, 1996 Series A, MBIA Insured,
   6.00% 2008                                                                         5000        5476
 South Orange County, Public Financing Authority,
  Special Tax Revenue Bonds, 1994 Series B (Junior
  Lien Bonds):
   6.65% 2003                                                                         1000        1038
   6.75% 2004                                                                         1000        1039
 City of Stockton, Mello-Roos Revenue Bonds, Series 1997A,
  Community Facilities District No. 90-2 (Brookside Estates),
  5.40% 2004(1)                                                                        500         500
 Pleasanton Joint Powers Financing Authority,
  Reassessment Revenue Bonds, 1993 Series A, 5.70% 2001                                485         503
 Riverside County Transportation Commission, Sales
  Tax Revenue Bonds (Limited Tax Bonds), 1991
  Series A, 6.50% 2009 (Prerefunded 2001)                                             3600        3956
 Sacramento City Financing Authority, 1991 Revenue
  Bonds, 6.80% 2020 (Prerefunded 2001)                                                5000        5592
 Sacramento Cogeneration Authority, Cogeneration
  Project Revenue Bonds:
  Procter & Gamble Project, 1995 Series:
   6.20% 2006                                                                         1000        1072
   6.375% 2010                                                                        1000        1083
  1995 Series:
   6.00% 2002                                                                         1000        1058
   6.00% 2003                                                                         2200        2339
 County of Sacramento, Laguna Creek Ranch/Elliott Ranch
  Community Facilities District No.1, Improvement Area No.2,
  Special Tax Refunding Bonds, 6.30% 2021                                              500         500
 San Francisco Bay Area Rapid Transit District,
  Sales Tax Revenue Refunding Bonds, Series 1990,
  AMBAC Insured, 6.75% 2009                                                           3250        3507
 Redevelopment Agency of the City and County of
  San Francisco, Refunding Lease Revenue Bonds,
  Series 1991 (George R. Moscone Convention
  Center), 5.50% 2018                                                                 4000        3932
 County of San Diego, Reassessment District No. 97-1
  (4-S Ranch), Limited Obligation Improvement Bonds,
  6.25% 2012                                                                          1000         993
 The Regents of the University of California,
  Various University of California Projects, 1993:
   Series B, 5.375% 2009                                                              2000        2075
   Series A, 5.50% 2021                                                               2000        1971

Colorado - 4.27%
 Housing And Finance Authority:
  Multi-Family Housing Insured
  Mortgage Revenue Bonds, 1982 Series A, 9.00% 2025                                   1780        1796
  Single-Family Housing Program Senior and Subordinate Bonds:
   1996 Series C-2, 7.10% 2015                                                        3000        3334
   1997 Series A-3, 7.00% 2016                                                        1750        1946
   1997 Series B-3, 6.80% 2028                                                        1000        1103
 Student Obligation Bond Authority, Student Loan Revenue
  Bonds, 1994 Series L, 6.00% 2001                                                    1065        1114
 Arapahoe County, Capital Improvement Trust Fund
  Highway Revenue Bonds (E-470 Project):
   6.90% 2015 (Prerefunded 2005)                                                      5750        6702
   6.95% 2020 (Prerefunded 2005)                                                     20500       23964
 City and County of Denver, Airport System Revenue Bonds,
  Series 1992A:
  7.25% 2025 (Prerefunded 2002)                                                       5590        6406
  7.25% 2025 (Prerefunded 2002)                                                      14210       16285
 The Regents of the University of Colorado, Master Lease
  Purchase Agreement, Refunding Certificates of
  Participation (Telecommunications and Cogeneration
  Projects), Series 1996, AMBAC Insured, 6.00% 2005                                   5000        5368

Connecticut - 1.91%
 Health and Educational Facilities Authority Revenue Bonds,
  University of Hartford Issue, Series D, 6.75% 2012                                  2800        2846
 Housing Finance Authority, Housing Mortgage Finance Program Bonds,
  Subseries B-1, 6.25% 2011                                                           1000        1048
 Mashantucket (Western) Pequot Tribe, Special Revenue Bonds,
  1996 Series A:
   6.25% 2002                                                                         2000        2129
   6.25% 2003                                                                         4000        4280
   6.375% 2004                                                                       10700       11567
   6.50% 2005                                                                         3000        3257
   6.40% 2011                                                                         5000        5313

Delaware - 0.07%
 Economic Development Authority, First Mortgage Revenue Bonds
  (Peninsula United Methodist Homes, Inc. Issue), Series 1997A,
  6.00% 2009                                                                          1000        1038

District of Columbia - 1.67%
 General Obligation Bonds:
   Series 1990 A, AMBAC Insured, 7.25% 2005
  (Prerefunded 2000)                                                                  2500        2734
  Series 1992 B, MBIA Insured:
  6.125% 2003                                                                         1750        1877
  6.30% 2010                                                                          2900        3142
  AMBAC Insured, 5.20% 2004                                                           1000        1025
  Series 1993 A, AMBAC Insured, 5.875% 2005                                           3000        3199
  Series 1993 B-1, AMBAC Insured, 5.50% 2009                                          3000        3124
 Hospital Revenue Refunding Bonds
  (Medlantic Healthcare Group, Inc. Issue):
   Series 1992 A, 7.00% 2005                                                          2000        2173
   Series 1993 A, MBIA Insured:
    6.00% 2011                                                                        3765        4057
    5.25% 2012                                                                        2000        1988
   Series 1997A, MBIA Insured:
    5.10% 2008                                                                        1000         998
    5.20% 2009                                                                        1000         997
 Redevelopment Land Agency, Sports Arena Special Tax Revenue
  Bonds, Series 1996, 5.625% 2010                                                     1275        1267

Florida - 1.09%
 Arbor Green Community Development District (City of Tampa,
  Hillsborough County), Special Assessment Revenue Bonds,
  Series 1996, 7.60% 2018                                                             1000        1032
 Broward County, Resource Recovery Revenue Bonds,
  Series 1984:
   North Project, 7.95% 2008                                                          4500        4905
   South Project, 7.95% 2008                                                          2155        2347
 The Crossing at Fleming Island Community Development
  District (Clay County), Special Assessment Bonds,
  Series 1995, 8.25% 2016                                                             1105        1194
 Mid-Bay Bridge Authority,  Revenue Refunding Bonds:
  Series 1993D, 6.125% 2022                                                            500         511
  Series 1991B, 8.50% 2022 (Subject to Crossover Refunding)                           4000        4550
 Northern Palm Beach County Improvement District, Water
  Control and Improvement Bonds, Unit of Development No. 9A,
  Series 1996A:
   6.80% 2006                                                                         1145        1198
   7.30% 2027                                                                         1500        1581

Georgia - 1.44%
 Municipal Electric Authority:
  General Power Revenue Bonds:
   1992B Series, 6.50% 2012                                                           1215        1356
   CTFS-1992B Series, 6.375% 2016                                                     1000        1098
  Mel Power, Project One Subordinated Bonds, AMBAC Insured,
  Series B:
   6.00% 2007(1)                                                                      1995        2166
   5.625% 2009(1)                                                                     1000        1049
 City of Atlanta:
  Airport Facilities Revenue
  Refunding Bonds, Series 1994 A, AMBAC Insured,
  6.50% 2009                                                                          1000        1142
  Special Purpose Facilities
  Revenue Refunding Bonds (Delta Air Lines, Inc.
  Project), Series 1989 A, 7.50% 2019                                                 4500        4795
 Fulco Hospital Authority, Revenue Anticipation
  Certificates:
   St. Joseph's Hospital of Atlanta, Inc.,
   Series 1994, 4.80% 2001                                                            2305        2334
   Georgia Baptist Health Care System
   Project:
    Series 1992 A:
     6.40% 2007                                                                       1000        1056
     6.25% 2013                                                                       2100        2173
     6.375% 2022                                                                      1595        1650
    Series 1992 B, 6.375% 2022                                                         610         631
 Development Authority of Fulton County, Special
  Facilities Revenue Bonds (Delta Air Lines, Inc.
  Project), Series 1992, 6.95% 2012                                                   3115        3396

Hawaii - 0.12%
 City and County of Honolulu, General Obligation Bonds, Refunding
  and Improvement Series, 1993B, 5.00% 2013                                           2000        1966

Illinois - 9.41%
 Build Illinois Bonds (Sales Tax Revenue Bonds),
  Series O, 6.00% 2002                                                                1000        1065
 Civic Center Bonds (Special State Obligation Bonds),
  Series 1991, AMBAC Insured, 6.25% 2020                                              6500        7227
 Educational Facilities Authority Revenue
  Bonds, Wesleyan University, Series 1993,
  5.625% 2018                                                                         1490        1490
 Health Facilities Authority:
  Revenue Bonds, Series 1993:
   OSF Healthcare System, 5.75% 2007                                                  6760        6910
   Rush-Presbyterian-St. Luke's Medical Center Obligated Group,
   MBIA Insured, 5.25% 2020                                                           3000        2861
  Refunding Bonds:
   Edward Hospital Project, Series 1993 A:
    5.75% 2009                                                                        1100        1115
    6.00% 2019                                                                        1435        1452
   Advocate Health Care Network, Series 1997 A:
    5.50% 2008                                                                        2110        2178
    5.80% 2016                                                                       10000       10155
  Revenue and Revenue Refunding Bonds:
   Evangelical Hospitals Corp., Series C,
  6.25% 2022 (Escrowed to Maturity)                                                   4000        4438
   Lutheran General Health, Series C, 6.00% 2018                                      2705        2860
  Revenue Bonds, Series 1992 (Edward Hospital
  Association Project), 7.00% 2022                                                    1000        1073
  Revenue Refunding Bonds (Fairview),
   Series 1995 A:
    6.25% 2001                                                                        1105        1126
    6.50% 2006                                                                         770         794
    7.40% 2023                                                                        1000        1045
  Revenue Bonds, Series 1994 A (Northwestern Memorial
   Hospital), 6.00% 2024                                                              2000        2059
 Housing Development Authority, Multi-Family Housing Bonds,
  1992 Series A, 7.00% 2010                                                           1490        1591
 City of Chicago:
 General Obligation Bonds, Project and Refunding,
  Series 1995B, FGIC Insured, 5.125% 2025                                             4000        3794
  The County of Cook, General Obligation Capital Improvement
   Bonds, Series 1996, FGIC Insured:
    6.00% 2006                                                                        3920        4282
    6.50% 2011                                                                        4000        4623
  Chicago-O'Hare International Airport:
  General Airport Second Lien Revenue Refunding Bonds,
  1993 Series C, MBIA Insured, 5.00% 2018                                            10000        9415
  Special Facilities Revenue Bonds for United
  Air Lines:
   1984 Series C, 8.20% 2018                                                          6645        7167
   1988 Series B, 8.85% 2018                                                          1865        2115
   Special Facilities Revenue Refunding Bonds:
    Delta Air Lines, Inc. Terminal, 6.45% 2018                                        4435        4636
    Series 1994 (American Airlines, Inc. Project),
    8.20% 2024                                                                        2750        3294
 Metropolitan Pier and Exposition Authority, McCormick Place
  Expansion Project Bonds, Series 1992A, 6.50% 2027
  (Prerefunded 2003)                                                                  3910        4364
 Metropolitan Water Reclamation District of Greater
  Chicago, Series B:
   Capital Improvement Bonds, 5.25% 2004                                              5000        5183
   Refunding Bonds, 5.30% 2005                                                        5325        5530
 Sales Tax Revenue Bonds, Series 1997,
  FGIC Insured, 5.375% 2027                                                           5000        4902
 School Reform Board of Trustees of the Board of Education
  of the City of Chicago, Unlimited Tax General Obligation Bonds
  (Dedicated Tax Revenues), Series 1997, AMBAC Insured, 6.75% 2012                    4000        4691
  Skyway Toll Bridge Refunding Revenue Bonds,
  Series 1994:
   6.50% 2010 (Prerefunded 2004)                                                     13250       14745
   6.75% 2014 (Prerefunded 2004)                                                      6500        7321
  Water Revenue Bonds, Refunding
  Series 1993, FGIC Insured:
   6.50% 2011                                                                         4435        5001
   5.50% 2025                                                                         2565        2386
 Regional Transportation Authority, Cook, Du Page,
  Kane, Lake, McHenry and Will Counties,
  General Obligation Bonds:
   Series 1994D, FGIC Insured, 7.75% 2019                                             4500        5843
   Series 1990A, AMBAC Insured, 7.20% 2020                                            1000        1236

Indiana - 2.95%
 Educational Facilities Authority, Educational
  Facilities Revenue Bonds (University of Evansville
  Project), Series 1996, 5.25% 2005                                                   1000        1009
 Health Facility Financing Authority, Hospital Revenue Bonds
  (Clarian Health Partners, Inc.), Series 1996A, 5.50% 2016                          11000       10862
 Housing Finance Authority, Single Family Mortgage
  Refunding Revenue Bonds, 1992 Series A, 6.75% 2010                                  1275        1348
 State Office Building Commission, Correctional
  Facilities Program Revenue Bonds, Series 1995B,
  AMBAC Insured, 6.25% 2012                                                           8490        9530
 Transportation Finance Authority, Airport
  Facilities Lease Revenue Bonds, Series A:
   6.50% 2007                                                                         3245        3538
   6.50% 2007 (Prerefunded 2002)                                                      3755        4162
   6.75% 2011 (Prerefunded 2002)                                                      2400        2688
 City of East Chicago, Pollution Control Refunding
  Revenue Bonds (Inland Steel Co. Project No. 11),
  Series 1994, 7.125% 2007                                                            3000        3272
 Hospital Authority of the City of Fort Wayne,
  Revenue Bonds (Parkview Memorial Hospital, Inc.
  Project), Series 1992:
   6.375% 2013                                                                        6000        6341
   6.40% 2022                                                                         2000        2103
 Indianapolis Local Public Improvement Bond Bank,
  Series 1992 D Bonds, 6.60% 2007                                                     1960        2207

Iowa - 0.13%
 Finance Authority Single Family Mortgage Bonds, 1997 Series F,
  5.55% 2016                                                                          2000        1993

Kentucky - 0.24%
 Higher Education Student Loan Corp., Insured
  Student Loan Revenue Bonds, 1994 Series B,
  6.20% 1999                                                                          1140        1186
 Kenton County Airport Board, Special Facilities
  Revenue Bonds (Delta Air Lines, Inc. Project):
   Series 1985, 7.80% 2015                                                            1000        1073
   1992 Series B, 7.25% 2022                                                          1350        1481

Louisiana - 3.92%
 Health Education Authority, Revenue Bonds (Lambeth House Project),
  Series 1996, 9.00% 2026                                                             9000        9616
 Lake Charles Harbor and Terminal District, Port
  Facilities Revenue Refunding Bonds (Trunkline
  LNG Co. Project), Series 1992, 7.75% 2022                                          28000       32020
 Offshore Terminal Authority, Deepwater Port
  Refunding Revenue Bonds (LOOP INC. Project):
   First Stage Series B:
    5.40% 1998                                                                        3150        3195
    6.25% 2004                                                                        5600        6063
   First Stage Series E:
    7.45% 2004                                                                        1000        1096
    7.60% 2010                                                                        1000        1093
 Public Facilities Authority, Fixed Rate Health and
  Education Capital Facilities Revenue Bonds, AMBAC Insured,
  Remarketing 6/2/97:
   Series 1985A-1, 5.00% 2015                                                         1500        1534
   Series 1985B-1, 5.00% 2015                                                         5000        5114
 Parish of St. Charles, Adjustable/Fixed-Rate
  Pollution Control Revenue Bonds (Louisiana
  Power & Light Co. Project),
   Series 1984, 8.25% 2014                                                            2490        2696

Maine - 0.20%
 Housing Authority, Mortgage Purchase
  Bonds, 1994 Series C-1, 5.90% 2015                                                  3115        3201

Maryland - 1.89%
 Community Development Administration, Department
  of Housing and Community Development, Single
  Family Program Bonds:
   1990 First Series, 7.60% 2017                                                      5920        6190
   1997 First Series, 5.25% 2005                                                      5815        5948
 Health and Higher Educational Facilities Authority:
  Revenue Bonds, Howard County General Hospital
  Issue, Series 1993:
   5.50% 2013                                                                         2300        2277
   5.50% 2021                                                                         6225        5962
  Project and Refunding Revenue Bonds,
   Peninsula Regional Medical Center Issue, Series 1993,
   5.25% 2012                                                                         1000         993
 Calvert County, Maryland Economic Development
  Revenue Bonds (Asbury-Solomons Island Facility),
  Series 1995, 8.625% 2024                                                            2500        2798
 Johns Hopkins Hospital Issue, Revenue Refunding
  Bonds, Series 1993, 5.00% 2023                                                      2000        1894
 Prince George's County, Hospital Revenue Bonds,
  Dimensions Health Corp. Issue:
  Series 1992, 7.25% 2017 (Prerefunded 2002)                                           750         853
  5.30% 2024                                                                          3305        3168

Massachusetts - 2.40%
 General Obligation Bonds Consolidated Loan of
  1989, Series D, MBIA Insured, 7.00% 2009
  (Prerefunded 1999)                                                                  1000        1076
 Massachusetts Bay Transportation Authority, General
  Transportation System Bonds, 1994 Series A
  Refunding Bonds, 7.00% 2007                                                        10110       11767
 Health and Educational Facilities Authority,
  Revenue Bonds, Brigham and Women's Hospital Issue,
  Series D, 6.75% 2024                                                                7000        7566
 Housing Finance Agency, Single Family Housing Revenue Bonds,
  Series 39, 6.50% 2014                                                               1425        1475
 Water Resources Authority:
  General Revenue Bonds, 1990 Series A, 7.50% 2009
   (Prerefunded 2000)                                                                 9500       10433
  General Revenue Refunding Bonds, 1993 Series B,
  5.25% 2009                                                                          2500        2518
  Boston City Hospital (FHA Insured Mortgage),
  7.625% 2021                                                                          980        1084
 The New England Loan Marketing Corp.,
  Student Loan Refunding Bonds:
  1992 Series A, 6.50% 2002                                                           1000        1079
  1993 Series G, 5.20% 2002                                                           1200        1211

Michigan - 7.95%
 State Hospital Finance Authority Hospital Revenue Refunding Bonds:
  Daughters of Charity, National Health System, 5.50% 2005                            1750        1827
  Genesys Health System Obligated Group, Series 1995A:
   7.10% 2002                                                                         2055        2237
   7.20% 2003                                                                         1000        1103
   8.00% 2005                                                                         8880       10260
   8.10% 2013                                                                         5000        5855
   8.125% 2021                                                                        4500        5240
   7.50% 2027                                                                         3020        3368
  McLaren Obligated Group, Series 1993A, 5.375% 2013                                  2985        2936
  Sinai Hospital of Greater Detroit, Series 1995:
  6.625% 2016                                                                         5750        6163
  6.70% 2026                                                                          1680        1804
  Pontiac Osteopathic, Series 1994 A:
   6.00% 2014                                                                         3500        3556
   6.00% 2024                                                                         3400        3431
 State Housing Development Authority, Rental Housing
  Revenue Bonds, 1994 Series A:
   6.20% 2003                                                                         1600        1679
   AMBAC Insured, 6.40% 2005                                                          1850        1988
 Job Development Authority, Pollution
  Control Revenue Bonds (Chrysler Corp.
  Project), Series 1984, 5.70% 1999                                                   7000        7194
 City of Detroit,
  General Obligation Revenue Bonds (Unlimited Tax):
   Series 1995-A, 5.60% 2001                                                          4250        4377
  Series 1995-B:
   6.25% 2001                                                                         6585        6925
   6.75% 2003                                                                         8675        9486
   7.00% 2004                                                                         2500        2789
   6.25% 2005                                                                         2625        2827
   6.25% 2008                                                                         1730        1851
   6.25% 2009                                                                         1195        1271
   6.25% 2010                                                                         1250        1322
 Downtown Development Authority,
  Tax Increment Bonds (Development Area No. 1 Projects),
  Series 1996C:
   6.20% 2017                                                                         9310        9782
   6.25% 2025                                                                         4265        4477
 City of Royal Oak Hospital Financing Authority,
  Hospital Revenue Refunding Bonds (William Beaumont
  Hospital), Series 1993 G, 5.25% 2019                                                8000        7765
 Charter County of Wayne, Special Airport Facilities
  Revenue Refunding Bonds (Northwest Airlines, Inc.
  Facilities), Series 1995, 6.75% 2015                                               13985       15160

Minnesota - 0.44%
 Housing Finance Agency:
  Housing Development Bonds, 1991 Series A, 6.85% 2007                                2535        2673
  Single Family Mortgage Bonds, 1994 Series E,
   Remarketing 3/12/96, 5.60% 2013                                                    2220        2249
 Regents of the University of Minnesota, General
  Obligations Bonds, Series 1996A, 5.50% 2006                                         2000        2113

Mississippi - 0.58%
 Claiborne County, Adjustable/Fixed-Rate Pollution
  Control Revenue Bonds (Middle South Energy, Inc.
   Project), Series C, 9.875% 2014                                                    8500        9219

Nevada - 0.24%
 City of Henderson, Local Improvement
  District No. T-10 (Seven Hills) Limited Obligation
  Improvement Bonds, 7.50% 2015                                                       1500        1548
 General Obligation (Limited Tax) Bonds,  Series A-2, 6.00% 2011                      2135        2340

New Hampshire - 0.19%
 Business Finance Authority, Pollution Control
  Refunding Revenue Bonds (The United Illuminating
  Co. Project), Series A 1993, 5.875% 2033                                            2985        2944

New Jersey - 1.36%
 Economic Development Authority, First
  Mortgage Revenue Fixed Rate Bonds:
  Fellowship Village Project, Series 1995A, 9.25% 2025                                7000        8316
  Winchester Gardens at Ward Homestead Project,
  Series 1996A:
   8.50% 2016                                                                         4000        4236
   8.625% 2025                                                                        3500        3725
 Housing and Mortgage Finance Agency,
  Section 8 Bonds, 1991 Series A:
   6.80% 2005                                                                         2570        2757
   6.85% 2006                                                                         2500        2677

New Mexico - 0.20%
 Mortgage Finance Authority, Single Family Mortgage
  Purchase Refunding Senior Bonds, 1992 Series
  A-1, 6.85% 2010                                                                     3040        3188

New York - 12.51%
 Dormitory Authority:
  State University Educational Facilities Revenue
  Refunding Bonds:
   Series B, 5.70% 2004                                                               1485        1559
   Series 1990 A, 7.50% 2013                                                          3500        4297
   Series 1990 B:
    7.50% 2011                                                                        1720        2063
    7.00% 2016                                                                        1000        1078
  Court Facilities, Lease Revenue Bonds, Series 1993A,
  5.50% 2010                                                                          4000        4032
  City University System, Consolidated Second
   General Resolution Revenue Bonds:
   Series 1990 F, FGIC Insured, 7.50% 2020
   (Prerefunded 2000)                                                                 7100        7852
   Series G, 5.00% 2002                                                               2000        2035
 Environmental Facilities Corporation, State Water
  Pollution Control Revolving Fund Revenue Bonds
  (New York City Municipal Water Finance Authority
  Project):
   Series 1994 A, 5.75% 2009                                                          6000        6413
   Series 1991 E, 6.875% 2010                                                         1500        1650
   Series 1990 A, 7.50% 2012                                                           500         552
 Housing Finance Agency, Health Facilities Revenue Bonds
  (New York City), 1996 Series A Refunding, 6.375% 2003                               5000        5399
 Local Government Assistance Corp.:
  Series 1991 A, 7.00% 2016 (Prerefunded 2001)                                        7000        7756
  Series 1991 B, 7.50% 2020 (Prerefunded 2001)                                        6925        7788
  Series 1991 C, 0% 2005                                                              5000        3486
  Series 1991 D:
   7.00% 2011 (Prerefunded 2002)                                                      2000        2249
   7.00% 2018 (Prerefunded 2002)                                                      8650        9726
   6.75% 2021 (Prerefunded 2002)                                                      1350        1504
  Series 1992 C, 5.50% 2022                                                           1000         984
 State Medical Care Facilities Finance Agency:
  Mental Health Services Facilities Improvement
  Revenue Bonds:
   1991 Series A, 7.50% 2021 (Prerefunded 2001)                                       3645        4085
   1994 Series A, 5.10% 2003                                                          1720        1753
   1997 Series B, 5.30% 2004                                                          2220        2282
   Series D, 5.25% 2023                                                               1000         939
   Series 1997B:
    6.00% 2005                                                                        1000        1067
    6.00% 2007                                                                        1750        1880
    5.60% 2008                                                                        1300        1345
    5.70% 2009                                                                        2795        2873
  St. Luke's-Roosevelt Hospital Center FHA-Insured Mortgage
  Revenue Bonds, 1993 Series A, 5.60% 2013                                            9380        9578
 Metropolitan Transit Authority, Transit Facilities
  Service Contract Bonds, Series O and P,
   5.375% 2002                                                                        4000        4135
 Urban Development Corp., Correctional
  Capital Facilities Revenue Bonds:
   Series 1993 A, Refunding Series, 5.30% 2005                                        2800        2865
   Series 2, 6.50% 2021 (Prerefunded 2001)                                            3700        3959
 Battery Park City Authority, Revenue Refunding
  Bonds, Series 1993 A:
   5.00% 2013                                                                         5000        4817
   5.25% 2017                                                                         2500        2418
   4.75% 2019                                                                        18000       16028
 City of New York, General Obligation Bonds:
  Fiscal 1992 Series C, 6.50% 2004                                                    2500        2696
  Fiscal 1992 Series H:
   6.875% 2002 (Escrowed to Maturity)                                                  285         313
   6.875% 2002                                                                        1615        1755
  Fiscal 1995 Series F:
   6.375% 2006                                                                        3000        3261
   6.60% 2010                                                                         2000        2176
   6.625% 2025                                                                        1500        1634
  Fiscal 1993 Series A, 6.25% 2003                                                    2200        2365
  Fiscal 1991 Series B, 8.25% 2006                                                    1500        1832
  Fiscal 1995 Series E:
   6.50% 2004                                                                         4550        4946
   MBIA Insured, 6.20% 2008                                                           3000        3311
  Fiscal 1996 Series E, 6.50% 2006                                                    7500        8230
  Fiscal 1996 Series I, 6.50% 2006                                                    7000        7687
  Municipal Water Finance Authority,
  Water and Sewer System Revenue Bonds:
     Fiscal 1991 Series C, 7.75% 2020 (Prerefunded 2001)                              5000        5666
     Fiscal 1994 Series B:
     4.875% 2002                                                                      3000        3044
     5.50% 2019                                                                       2000        1985
  Transit Authority, Transit
  Facilities Revenue Bonds (Livingston Plaza
  Project), Series 1990, FSA Insured, 7.50% 2020
  (Prerefunded 2000)                                                                  4000        4370
 Triborough Bridge and Tunnel Authority, General
  Purpose and Revenue Bonds:
   Series S, 7.00% 2021 (Prerefunded 2001)                                           11400       12523
   Series Y, 6.00% 2012                                                               1000        1095

North Carolina - 1.51%
 Eastern Municipal Power Agency, Power System Revenue
  Bonds:
   Series 1993 B:
    6.00% 2006                                                                        3000        3169
    7.25% 2007                                                                        5000        5735
    7.00% 2008                                                                       10045       11373
    6.00% 2026                                                                        1700        1754
   Series 1993 C, 5.00% 2021                                                          2300        2053

Ohio - 0.12%
 County of Franklin, Hospital Facilities Revenue
  Refunding and Improvement Bonds (Doctors Hospital
  Project), 5.60% 2006                                                                1750        1854

Oklahoma - 0.87%
 Health System Revenue
  Bonds, Baptist Medicine Center of Oklahoma,
  Series 1995 C, AMBAC Insured, 6.375% 2009                                           2500        2761
 State Industrial Authority, Health System
  Revenue Refunding Bonds (Obligated Group consisting
  of INTEGRIS Baptist Medical Center, Inc., INTEGRIS
  South Oklahoma City Hospital Corp. and INTEGRIS
  Rural Health, Inc.), AMBAC Insured, Series 1995D:
  6.00% 2009                                                                          2500        2700
  6.00% 2010                                                                          5020        5395
 Tulsa Industrial Authority, Hospital Revenue
  and Refunding Bonds,
  St. John Medical Center Project, Series 1996,
  5.375% 2017                                                                         3000        2970

Pennsylvania - 5.30%
 Convention Center Authority, Refunding
  Revenue Bonds, 1994 Series A, 6.25% 2004                                           10000       10583
 Higher Educational Facilities Authority, Revenue
  Bonds (Thomas Jefferson University), 1992
  Series A, 6.625% 2009                                                               1250        1363
 Housing Finance Authority, Single Family Mortgage
  Revenue Bonds,
   Series 1992-33, 6.85% 2009                                                         1000        1065
 Industrial Development Authority,
  Economic Development Revenue Bonds, Series 1994,
  AMBAC Insured, 7.00% 2007                                                           1750        2052
 Hospitals and Higher Education Facilities
  Authority of Philadelphia:
  Hospital Revenue Bonds (The Children's Hospital of
  Philadelphia Project):
   Series A of 1992:
    6.50% 2009 (Prerefunded 2002)                                                     4500        4944
    6.50% 2021 (Prerefunded 2002)                                                     3000        3296
   Series A of 1993, 5.00% 2021                                                       8000        7397
  Frankford Hospital, Series A:
   6.00% 2014                                                                         2705        2758
   6.00% 2023                                                                         4000        4054
 Hospital Authority of Philadelphia, Hospital
  Revenue Bonds (Temple University Hospital):
   Series of 1993 A, 6.50% 2008                                                      15500       17028
   5.70% 2009                                                                         1000        1014
   Series of 1983, 6.625% 2023                                                       15385       16521
 City of Pottsville Hospital Authority, Hospital
  Revenue Bonds (The Pottsville Hospital and Warne
  Clinic), Series of 1994, 7.25% 2024                                                 8500        9091
 Scranton-Lackawanna Health and Welfare Authority,
  Hospital Revenue Bonds (Moses Taylor Hospital Project),
  Series 1997:
   6.05% 2010                                                                         1000        1016
   6.15% 2012                                                                         2245        2273

Rhode Island - 1.81%
 Convention Center Authority, Refunding Revenue
  Bonds, MBIA Insured, 1993 Series B, 5.00% 2008                                      2790        2822
 Depositors Economic Protection Corp., Special
  Obligation Bonds:
   1993 Series A, MBIA Insured:
   5.75% 2012                                                                         4850        5195
   6.25% 2016                                                                         4500        4978
   1992 Series A, FSA Insured, 6.625% 2019
   (Prerefunded 2002)                                                                 1000        1112
   1993 Series A (Escrowed to Maturity):
    6.375% 2022                                                                       7000        7889
    5.75% 2021                                                                        1210        1260
    5.75% 2021                                                                        2715        2828
 Housing and Mortgage Finance Corporation,
  Homeownership Opportunity Bonds, Series 3-A,
  7.80% 2010                                                                          2500        2677

South Dakota - 0.09%
 Housing Development Authority,
  Homeownership Mortgage Bonds, 1995 Series A and B,
  6.00% 2023                                                                          1305        1350

Tennessee - 2.27%
 Health and Educational Facilities Board of the
  Metropolitan Government of Nashville and Davidson
  County (Blakeford Project), 9.25% 2024                                              6600        7417
 Memphis-Shelby County Airport Authority, Special
  Facilities Revenue Bonds, Refunding Series 1992
  (Federal Express Corp.), 6.75% 2012                                                26375       28788

Texas - 2.86%
 National Research Laboratory Commission, General
  Obligation Bonds, Series 1990 (Superconducting
  Super Collider Project), 7.125% 2020
   (Prerefunded 2000)                                                                14450       15738
 Dallas/Fort Worth International Airport
  Facility Improvement Corp.:
   American Airlines, Inc., Revenue Bonds, Series 1995,
   6.00% 2014                                                                         2590        2669
   Delta Air Lines, Inc., Revenue Refunding Bonds,
  Series 1993, 6.25% 2013                                                             2400        2497
 Harris County Health Facilities Development
  Corp., SCH Health Care System Revenue Bonds
  (Sisters of Charity of the Incarnate Word, Houston):
   Series 1991A, 7.10% 2021 (Prerefunded 2001)                                        8000        8907
   Series 1997B, 6.25% 2027                                                           1500        1664
 Hidalgo County Health Services Corp., Hospital Revenue
  Bonds (Mission Hospital, Inc. Project), Series 1996:
   7.00% 2008                                                                         1000        1089
   6.75% 2016                                                                         1740        1839
 Northeast Medical Center, Hospital Authority, County of Humble,
  Revenue Bonds, FSA Insured, 6.25% 2012                                              1000        1104
 Northside Independent School District (Bexar,
  Medina and Bandera Counties), Unlimited
  Tax School Building Bonds, Series 1991, 6.375% 2008
  (Prerefunded 2001)                                                                  3500        3731
 Tomball Hospital Authority, Hospital Revenue
  Refunding Bonds, Series 1993, 6.125% 2023                                           6250        6350

Utah - 1.47%
 Housing Finance Agency, Single Family Mortgage
  Bonds, 1995 Issue E (Federally Insured or
  Guaranteed Mortgage Loans), 5.50% 2024                                              1415        1438
 Intermountain Power Agency:
  Special Obligation Refunding Bonds,
  5th Crossover Series 1987B,
   FGIC Insured, 7.00% 2015                                                           7000        7157
   1997 Series A, AMBAC Insured, 6.50% 2011                                           1435        1650
 Salt Lake City, Hospital Revenue Bonds, Series
  1992 (IHC Hospitals, Inc.):
   5.50% 2021                                                                         8100        8016
   6.25% 2023                                                                         5000        5229

Vermont - 0.02%
 Housing Finance Agency, Single Family
  Housing Bonds, Series 4, 5.75% 2012                                                  290         295

Virginia - 1.23%
 Housing Development Authority, Commonwealth Mortgage
  Bonds:
   Series D, Subseries D-3, Remarketing 5/30/96:
    6.00% 2012                                                                        1430        1491
    6.00% 2012                                                                        1470        1533
    6.05% 2013                                                                        1510        1578
    6.05% 2013                                                                        1555        1625
   Series D, Subseries D-4, Remarketing 7/16/96:
    6.00% 2009                                                                        1180        1239
    6.00% 2009                                                                        1220        1281
    6.05% 2010                                                                        1255        1316
    6.05% 2010                                                                        1290        1353
 Industrial Development Authority of Fairfax
  County, Hospital Revenue Refunding Bonds (Inova
  Health System Hospitals Project), Series 1993A:
   4.80% 2005                                                                         1850        1857
   5.00% 2011                                                                         1300        1281
   5.00% 2023                                                                         1200        1125
 Industrial Development Authority of the County of
  Hanover, Hospital Revenue Bonds (Memorial Regional
  Medical Center Project at Hanover Medical Park),
  Series 1995, MBIA Insured,
   6.50% 2009                                                                         1000        1146
 Industrial Development Authority of the City of
  Norfolk, Hospital Revenue Bonds (Sentara
  Hospitals-Norfolk Project), Series 1991,
  6.50% 2013                                                                          2500        2706

Washington - 7.29%
 General Obligation, Series B:
  5.50% 2010                                                                          2000        2101
  5.50% 2018                                                                         13100       13492
 Health Care Facilities Authority, Revenue Bonds,
  Refunding Series 1997A (Virginia Mason Medical Center),
  MBIA Insured:
   6.00% 2005                                                                         2325        2506
   6.00% 2007                                                                         1500        1629
 Public Power Supply System:
  Nuclear Project No. 1 Refunding Revenue Bonds,
   Series 1989A:
    7.50% 2015 (Prerefunded 1999)                                                     1820        1962
    6.00% 2017                                                                        2000        2006
  Nuclear Project No. 2 Refunding Revenue Bonds:
   Series 1990A, 7.375% 2012 (Prerefunded 2000)                                      17335       19063
   Series 1990C, 7.30% 2000                                                           1800        1934
   Series 1992A, 5.90% 2004                                                           3850        4079
   Series 1993B, FSA Insured, 5.65% 2008                                              3030        3188
   Series 1994A:
    6.00% 2007                                                                       19900       21342
    5.25% 2008                                                                        5000        5012
  Nuclear Project No. 3 Refunding Revenue Bonds:
   BIG Insured, 7.25% 2016 (Prerefunded 1999)                                         5000        5369
   Series 1989 B:
    7.25% 2015 (Prerefunded 2000)                                                     5450        5911
    FGIC Insured, 7.00% 2005                                                         14400       15476
    5.375% 2015                                                                       5000        4874
    7.125% 2016                                                                       5250        6215

Wisconsin - 1.23%
 Health and Educational Facilities Authority,
  Revenue Bonds:
   Children's Hospital Project, Series 1993, FGIC Insured,
   5.50% 2006                                                                         2000        2102
   Medical College of Wisconsin, Series 1993, 5.95% 2015                              3000        3062
 Housing and Economic Development Authority, Housing
  Revenue Bonds, 6.40% 2003                                                           3480        3663
 Pollution Control and Industrial Development Revenue
  Bonds (General Motors Corp. Projects), City
  of Janesville, Series 1984, 5.55% 2009                                              3000        3080
 Public Power Incorporated System,
  Power Supply System Revenue Bonds, Series
  1990 A, AMBAC Insured, 7.40% 2020
  (Prerefunded 2000)                                                                   500         551
 City of Superior, Limited Obligation
  Refunding Revenue Bonds (Midwest Energy Resources
  Co. Project), Series E-1991 (Collateralized),
  FGIC Insured, 6.90% 2021                                                            6000        7210

Wyoming - 0.09%
 Community Development Authority, Single Family
  Mortgage Bonds, 1989 Series A, 7.90% 2017                                            405         419
 Student Loan Corp., Student Loan Revenue
  Refunding Bonds, Series 1991, 6.25% 1999                                             950         987

Guam - 0.19%
 General Obligation Bonds, 1995 Series A, 5.625% 2002                                 3000        3036
                                                                                          -----------
                                                                                               1496327
                                                                                          -----------
Tax-Exempt Securities Maturing in
One Year or Less - 4.95%

 State of Colorado, Tax and Revenue Anticipation Notes,
  1997 Series A, 4.50% 6/26/98                                                        3800        3821
 State of California, County of Contra Costa, Tax and Revenue
  Anticipation Notes, 1997-1998 Series A, 4.50% 7/1/98                               11400       11465
 Harris County Toll Road (Texas), Unlimited Tax and Subordinate Lein Revenue,
 Bonds, Series 1984,
  10.375% 2014 (Prerefunded 1998)                                                     1000        1027
 State of Texas, City of Houston, Tax and Revenue Anticipation Notes,
  Series 1997, 4.50% 6/30/98                                                          7000        7039
 State of California, Los Angeles County, Tax and Revenue
  Anticipation Notes, Series A, 4.50% 6/30/98                                        23300       23432
 State of Michigan, Full Faith and Credit General Obligation
  Notes, 4.50% 9/30/97                                                               11050       11056
 State of New Mexico, 1997-98 Tax and Revenue Ancticipation Notes,
  Series 1997, 4.50% 6/30/98                                                          1500        1508
  City of New York, Municipal Water Finance Authority,
  Water and Sewer System Revenue Bonds,
    Fiscal 1989 Series B, FGIC Insured,
     7.625% 2017 (Prerefunded 1998)                                                   3000        3134
 State of North Carolina, Raleigh-Durham Airport Authority, Special
  Facility Refunding Revenue Bonds (American Airlines, Inc. Project),
  Series B, 3.75% 11/1/15(2)                                                           500         500
 State of Pennsylvania, School District of Philadelphia, Tax and
  Revenue Anticipation Notes, Series of 1997-1998,
  4.50% 6/30/98                                                                       6000        6031
  City of Saint Paul (Minnesota), Housing and Redevelopment Authority,
  Hospital Facility Revenue Bonds (Healtheast Project),
  Series 1987-B:
  9.75% 2017 (Subject to Crossover Prerefunding 1997)                                 3005        3092
  9.75% 2017 (Subject to Crossover Prerefunding 1997)                                  495         509
 State of Arizona, Salt River Project Agricultural Improvement and
  Power District, Electric System Revenue Bonds,
  Refunding Series A, 7.875% 2028 (Prerefunded 1998)                                  1000        1033
 The Regents of the University of California,
  Revenue Bonds, Series A, MBIA Insured, 6.90% 2015
  (Prerefunded 1997)                                                                  1500        1530
 Commonwealth Transportation Board, Commonwealth of
  Virginia Transportation Contract Revenue Bonds,
  Series 1988 (Route 28 Project), 7.80% 2016
  (Prerefunded 1998)                                                                  3500        3639
                                                                                          -----------
                                                                                                 78816
                                                                                          -----------
TOTAL TAX-EXEMPT SECURITIES (cost: $1,462,874,000)                                             1575143
Excess of cash and receivables over payables                                                     17956
                                                                                          -----------
NET ASSETS                                                                                 $1,593,099
                                                                                               ======

(1)Represents a when-issued security.
(2)Coupon rate changes periodically.


See Notes to Financial Statements

The Tax-Exempt Bond Fund of America
Financial Statements
Statement of Assets and Liabilities
at August 31, 1997 (dollars in thousands)
Assets:
 Tax-exempt securities (cost: $1,462,874)                                         $1,575,143
 Cash                                                                                     84
 Receivables for--
  Sales of fund's shares                                           4,147
  Accrued interest                                                22,358              26,505
                                                      ------------------  ------------------
                                                                                   1,601,732
Liabilities:
 Payables for--
  Purchases of investments                                         3,689
  Repurchases of fund's shares                                       785
  Dividends payable                                                2,839
  Management services                                                483
  Accrued expenses                                                   837               8,633
                                                      ------------------  ------------------
Net Assets at August 31, 1997--
 Equivalent to $12.27 per share on
 129,790,898 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--200,000,000 shares)                                               $1,593,099
                                                                                 ===========
Statement of Operations
For the year ended August 31, 1997
(dollars in thousands)
 Income:
Investment Income:
 Interest on tax-exempt securities                                                   $90,918
 Expenses:
  Management services fee                                         $5,567
  Distribution expenses                                            3,718
  Transfer agent fee                                                 454
  Reports to shareholders                                            121
  Registration statement and prospectus                              157
  Postage, stationery and supplies                                   147
  Directors' fees                                                     24
  Auditing and legal fees                                             39
  Custodian fee                                                       60
  Taxes other than federal income tax                                 23
  Other expenses                                                      85              10,395
                                                                          ------------------
  Net investment income                                                               80,523
                                                                          ------------------
Realized Gain and Increase in Unrealized
 Appreciation on Investments:
 Net realized gain                                                                     3,847
 Net unrealized appreciation on investments:
  Beginning of year                                               59,520
  End of year                                                    112,269
                                                      ------------------
  Net change in unrealized appreciation
    on investments                                                                    52,749
                                                                          ------------------
  Net realized gain and increase in
   unrealized appreciation on investments                                             56,596
                                                                          ------------------
Net Increase in Net Assets Resulting
 from Operations                                                                    $137,119
                                                                                 ===========


Statement of Changes in Net Assets
(dollars in thousands)

                                                    Year ended August 31

                                                                     1997                1996
                                                      ------------------  ------------------
Operations:
 Net investment income                                       $    80,523         $    79,143
 Net realized gain on investments                                  3,847               7,208
 Increase in unrealized appreciation
  on investments                                                  52,749              (7,326)
                                                      ------------------  ------------------
  Net increase in net assets
   resulting from operations                                     137,119              79,025
                                                      ------------------  ------------------
Dividends and Distributions Paid to
 Shareholders:
 Dividends from net investment income                            (80,789)            (79,078)
 Distributions from net realized gain on
  investments                                                     (4,359)            (10,310)
                                                      ------------------  ------------------
  Total dividends and distributions                              (85,148)            (89,388)
                                                      ------------------  ------------------
Capital Share Transactions:
 Proceeds from shares sold:
  20,390,763 and 24,816,640
  shares, respectively                                           246,583             298,087
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends and distributions
  of net realized gain on investments:
  4,336,074 and 4,705,048 shares,
  respectively                                                    52,363              56,559
 Cost of shares repurchased:
  19,372,679 and 24,383,250
  shares, respectively                                          (233,780)           (292,301)
                                                      ------------------  ------------------
  Net increase in net assets
   resulting from capital share
   transactions                                                   65,166              62,345
                                                      ------------------  ------------------
Total Increase in Net Assets                                     117,137              51,982
Net Assets:
 Beginning of year                                             1,475,962           1,423,980
                                                      ------------------  ------------------
 End of year                                                  $1,593,099          $1,475,962
                                                             ===========         ===========


See Notes to Financial Statements

Notes to Financial Statements

1. The Tax-Exempt Bond Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of federally tax-free current income, consistent with the preservation of capital, through a diversified portfolio of municipal bonds. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Tax-exempt securities with original or remaining maturities in excess of 60 days are valued at prices obtained from a national municipal bond pricing service. The pricing service takes into account various factors such as quality, yield and maturity of tax-exempt securities comparable to those held by the fund, as well as actual bid and asked prices on a particular day. Other securities with original or remaining maturities in excess of 60 days, including securities for which pricing service values are not available, are valued at the mean of their quoted bid and asked prices. However, in circumstances where the investment adviser deems it appropriate to do so, securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at the mean of such prices for securities of comparable maturity, quality and type. Securities for which market quotations are not readily available are valued at fair value by the Board of Directors or a committee thereof. All securities with 60 days or less to maturity are valued at amortized cost, which approximates market value.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Premiums and original issue discounts on securities purchased are amortized. Amortization of market discounts on securities is recognized upon disposition, subject to applicable tax requirements. Dividends to shareholders are declared daily after the determination of the fund's net investment income and paid to shareholders monthly.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of August 31, 1997, net unrealized appreciation on investments for book and federal income tax purposes aggregated $112,269,000, of which $113,051,000 related to appreciated securities and $782,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended August 31, 1997. The cost of portfolio securities for book and federal income tax purposes was $1,462,874,000 at August 31, 1997.

3. The fee of $5,567,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million but not exceeding $1 billion; 0.18% of such assets in excess of $1 billion but not exceeding $3 billion; and 0.16% of such assets in excess of $3 billion; plus 3.00% on the first $3,333,333 of the fund's monthly gross investment income; 2.50% of such income in excess of $3,333,333 but not exceeding $8,333,333; and 2.25% of such income in excess of $8,333,333.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended August 31, 1997, distribution expenses under the Plan were $3,718,000. As of August 31, 1997, accrued and unpaid distribution expenses were $770,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $454,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $632,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 1997, aggregate amounts deferred and earnings thereon were $57,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of August 31, 1997, accumulated undistributed net realized gain on investments was $3,576,000 and additional paid-in capital was $1,347,447,000.

     The fund made purchases and sales of investment securities       of
$258,311,000 and $210,874,000 respectively, during the year ended August 31, 1997.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $60,000 includes $5,000 that was paid by these credits rather than in cash.

Per-Share Data and Ratios
                                                                       Year       Ended    August         31



                                                                       1997         1996     1995      1994       1993
Net Asset Value, Beginning
 of Year                                                             $11.86      $11.94    $11.65    $12.43     $11.78
                                                                    -------     -------   -------   -------    -------
 Income from Investment
  Operations:
  Net investment income                                                 .64         .64       .68       .67        .68
  Net realized and
   unrealized gain
   (loss) on investments                                                .45         .01       .29      (.69)       .73
                                                                    -------     -------   -------   -------    -------
   Total income from
    investment operations                                              1.09         .65       .97      (.02)      1.41
                                                                    -------     -------   -------   -------    -------
 Less Distributions:
  Dividends from net
   investment income                                                   (.64)       (.64)     (.68)     (.68)      (.68)
  Distributions from net
   realized gains                                                      (.04)       (.09)        -      (.08)      (.08)
                                                                    -------     -------   -------   -------    -------
   Total distributions                                                 (.68)       (.73)     (.68)     (.76)      (.76)
                                                                    -------     -------   -------   -------    -------
Net Asset Value, End of Year                                         $12.27      $11.86    $11.94    $11.65     $12.43
                                                                    =======     =======   =======   =======    =======

Total Return*                                                         9.39%        5.51%     8.70%    (.14)%     12.42%

Ratios/Supplemental Data:
 Net assets, end of year
  (in millions)                                                      $1,593      $1,476    $1,424    $1,385     $1,327
 Ratio of expenses to average
  net assets                                                            .68%        .68%      .66%      .69%       .71%
 Ratio of net income to
  average net assets                                                   5.27%       5.35%     5.87%     5.53%      5.62%
 Portfolio turnover rate                                              14.39%      26.89%    49.28%    22.40%     15.55%



*Calculated without deducting a sales charge. The maximum sales charge is 4.75% of the fund's offering price.

Report of Independent Accountants
To the Board of Directors and Shareholders of

The Tax-Exempt Bond Fund of America, Inc.:

     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of The Tax-Exempt Bond Fund of America, Inc. (the "Fund") at August 31, 1997, the results of its operations, the changes in its net assets and the per-share data and ratios for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
Los Angeles, California
September 30, 1997

Tax Information (Unaudited)

During the fiscal year ended August 31, 1997 the fund paid 64.0 cents per share of exempt-interest distributions within the meaning of Section 852(b)(5)(A) of the Internal Revenue Code and 3.5 cents per share of capital gain distributions within the meaning of Section 852(b)(3)(C) of the Internal Revenue Code.
This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the calendar year-end information you receive from the fund's transfer agent.

                                   PART C
                 THE TAX-EXEMPT BOND FUND OF AMERICA, INC.
                              OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS:

 Included in Prospectus - Part A
  Financial Highlights

 Included in Statement of Additional Information - Part B
  Investment Portfolio                     Notes to Financial Statements
  Statement of Assets and Liabilities        Selected Per-Share Data and Ratios
  Statement of Operations                  Report of Independent Accountants
  Statement of Changes in Net Assets

(B) EXHIBITS:

  1. Copy of Articles of Incorporation (September 1979) and copy of Articles Supplementary Increasing Authorized Stock as authorized by Section 2-105(c) of the Maryland General Corporation Law (September 1987).
  2. Copy of By-laws.
  3. None.
  4. Copy of specimen share certificate.
  5. Copy of Investment Advisory and Service Agreement dated March 1, 1994.
  6. Copy of Principal Underwriting Agreement dated April 1, 1989, form of Selling Group Agreement, Supplemental Selling Group Agreement, Bank Selling Group Agreement, Hold Harmless Agreement, and State Addendum to Selling Group Agreement.
  7. None
  8. Copy of form of Global Custody Agreement.
  9. On file (see SEC file nos. 811-3624 and 2-49291, Post-Effective Amendment No. 21 and Amendment No. 21 on Form N-1A filed 10/31/95).
  10. Not applicable to this filing.
  11. Consent of independent accountants.
  12. None.
  13. Copy of investment letter from the Investment Adviser relating to initial shares dated September 3, 1979.
  14. Copies of the model plan used in the establishment of any retirement plan
- not applicable.
  15. Copy of Plan of Distribution (12b-1) dated August 17, 1989.
  16. On file (see SEC file nos. 811-3624 and 2-49292, Post-Effective Amendment No. 22 and Amendment No. 22 filed 12/23/96).
  17. Financial data schedule (EDGAR).

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
  None.
ITEM 26. NUMBER OF HOLDERS OF SECURITIES.
 As of August 31, 1997.

                                 Number of

Title of Class                   Record Holders



Capital Stock                       32,272

($1.00 par value)



ITEM 27.  INDEMNIFICATION.
  Registrant is a joint-insured under Investment Advisor/Mutual fund Errors and Omissions Policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual Insurance Company which insures its officers and trustees [directors] against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself if not permitted to indemnify the individual.

  Subsection (b) of Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding unless it is established that:
(i) the act or omission of the person was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

  Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors of a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate;
or (iii) by the stockholders (except that shares held by any party to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection (b).

   Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation, or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

  Article VI of the Articles of Incorporation of the Fund provides that "Nothing in these Articles of Incorporation or in the By-Laws shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office."

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  None.

ITEM 29.   PRINCIPAL UNDERWRITERS.

  (A) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

       (B)          (1)            (2)                                     (3)



       NAME AND PRINCIPAL          POSITIONS AND OFFICES     POSITIONS AND OFFICES

       BUSINESS ADDRESS               WITH UNDERWRITER              WITH REGISTRANT



       David L. Abzug              Regional Vice President   None

       27304 Park Vista Road

       Van Nuys, CA 91301



       John A. Agar                Regional Vice President   None

       1501 N. University, Suite 227A

       Little Rock AR 72207



       Robert B. Aprison           Vice President            None

       2983 Bryn Wood Drive

       Madison, WI  53711



S      Richard L. Armstrong        Assistant Vice President   None



L      William W. Bagnard          Vice President            None



       Steven L. Barnes            Senior Vice President     None

       8000 Town Line Avenue South

       Suite 204

       Minneapolis, MN 55438



B      Carl R. Bauer               Assistant Vice President   None



       Michelle A. Bergeron        Vice President            None

       4160 Gateswalk Drive

       Smyrna, GA 30080



       Joseph T. Blair             Senior Vice President     None

       27 Drumlin Road

       West Simsbury, CT  06092



       John A. Blanchard           Regional Vice President   None

       6421 Aberdeen Road

       Mission Hills, KS 66208



       Ian B. Bodell               Senior Vice President     None

       P.O. Box 1665

       Brentwood, TN 37024-1665



       Michael L. Brethower        Vice President            None

       2320 North Austin Avenue

       Georgetown, TX  78626



       C. Alan Brown               Regional Vice President   None

       4129 Laclede Avenue

       St. Louis, MO  63108



L      Daniel C. Brown             Senior Vice President     None



H      J. Peter Burns              Vice President            None



       Brian C. Casey              Regional Vice President   None

       9508 Cable Drive

       Kensington, MD  20895







       Victor C. Cassato           Senior Vice President     None

       609 W. Littleton Blvd., Suite 310

       Littleton, CO  80121



       Christopher J. Cassin        Senior Vice President    None

       111 W. Chicago Avenue, Suite G3

       Hinsdale, IL 60521



       Denise M. Cassin             Vice President           None

       1301 Stoney Creek Drive

       San Ramon, CA 94538



L      Larry P. Clemmensen         Director                  None



L      Kevin G. Clifford           Director, Senior Vice President   None



       Ruth M. Collier             Vice President            None

       145 West 67th St. Ste. 12K

       New York, NY  10023



S      David Coolbaugh             Assistant Vice President   None



       Thomas E. Cournoyer         Vice President            None

       2333 Granada Boulevard

       Coral Gables, FL  33134



       Douglas A. Critchell        Senior Vice President     None

       4116 Woodbine Street

       Chevy Chase, MD 20815



L      Carl D. Cutting             Vice President            None



       Daniel J. Delianedis        Regional Vice President   None

       8689 Braxton Drive

       Eden Prairie, MN 55347



       Michael A. Dilella          Vice President            None

       P. O. Box 661

       Ramsey, NJ  07446



       G. Michael Dill             Senior Vice President     None

       505 E. Main Street

       Jenks, OK 74037







       Kirk D. Dodge                Senior Vice President    None

       325 E. Eisenhower Parkway
       Suite 106, #16

       Ann Arbor, MI  48108



       Peter J. Doran              Senior Vice President     None

       1205 Franklin Avenue

       Garden City, NY  11530



L      Michael J. Downer           Secretary                 Vice President



       Robert W. Durbin            Vice President            None

       74 Sunny Lane

       Tiffin, OH  44883



I      Lloyd G. Edwards            Vice President            None



L      Paul H. Fieberg             Senior Vice President     None



       John Fodor                   Vice President           None

       15 Latisquama Road

       Southborough, MA 01772



L      Mark P. Freeman, Jr.        Director, President       None



       Clyde E. Gardner            Senior Vice President     None

       Route 2, Box 3162

       Osage Beach, MO  65065



B      Evelyn K. Glassford         Vice President            None



       Jeffrey J. Greiner           Vice President           None

       12210 Taylor Road

       Plain City, OH 43064



L      Paul G. Haaga, Jr.          Director                  Chairman of the Board



B      Mariellen Hamann            Assistant Vice President   None



       David E. Harper             Senior Vice President     None

       R.D. 1, Box 210, Rte 519

       Frenchtown, NJ  08825



       Ronald R. Hulsey             Vice President           None

       6744 Avalon

       Dallas, TX  75214





       Robert S. Irish             Regional Vice President   None

       1225 Vista Del Mar Drive

       Delray Beach, FL 33483



L      Robert L. Johansen          Vice President, Controller   None



       Michael J. Johnston         Chairman of the Board     None

       630 Fifth Avenue, 36th Floor

       New York, NY 10111

B      Damien M. Jordan            Vice President            None

       V. John Kriss               Senior Vice President     None

       P. O. Box 274

       Surfside, CA 90743



       Arthur J. Levine            Vice President            None

       12558 Highlands Place

       Fishers, IN  46038



B      Karl A. Lewis               Assistant Vice President   None



       T. Blake Liberty            Regional Vice President   None

       1940 Blake Street, #303

       Denver, CO 80202



L      Lorin E. Liesy              Assistant Vice President   None



L      Susan G. Lindgren           Vice President - Institutional   None

                                   Investment Services



S      Stella Lopez                Vice President            None



LW     Robert W. Lovelace          Director                  None



       Steve A. Malbasa             Vice President           None

       13405 Lake Shore Blvd.

       Cleveland, OH  44110



       Steven M. Markel            Senior Vice President     None

       5241 South Race Street

       Littleton, CO 80121



L      J. Clifton Massar           Director, Senior Vice President   None



L      E. Lee McClennahan          Senior Vice President     None



L      Jamie R. McCrary            Assistant Vice President   None



S      John V. McLaughlin          Senior Vice President     None



       Terry W. McNabb             Vice President            None

       2002 Barrett Station Road

       St. Louis, MO  63131



L      R. William Melinat          Vice President - Institutional   None

                                   Investment Services



       David R. Murray              Vice President           None

       25701 S.E. 32nd Place

       Issaquah, WA  98027



       Stephen S. Nelson           Vice President            None

       P. O. Box 470528

       Charlotte, NC 28247-0528



       William E. Noe              Regional Vice President   None

       304 River Oaks Road

       Brentwood, TN 37027



       Peter A. Nyhus              Regional Vice President   None

       3084 Wilds Ridge Court

       Prior Lake, MN 55372



       Eric P. Olson               Regional Vice President   None

       62 Park Drive

       Glenview, IL 60025



       Fredric Phillips            Vice President            None

       32 Ridge Avenue

       Newton Centre, MA  02159



B      Candance D. Pilgrim         Assistant Vice President   None



       Carl S. Platou              Regional Vice President   None

       4021 96th Avenue, S.E.

       Mercer Island, WA 98040



L      John O. Post, Jr.           Vice President            None



S      Richard P. Prior            Assistant Vice President   None



       Steven J. Reitman           Vice President            None

       212 The Lane

       Hinsdale, IL  60521



       Brian A. Roberts            Vice President            None

       12025 Delmahoy Drive

       Charlotte, NC  28277



       George S. Ross              Senior Vice President     None

       55 Madison Avenue

       Morristown, NJ  07962



L      Julie D. Roth               Vice President            None



L      James F. Rothenberg         Director                  None



       Douglas F. Rowe             Regional Vice President   None

       30008 Oakland Hills Drive

       Georgetown, TX 78628



       Christopher Rowey           Regional Vice President    None

       9417 Beverlywood Street

       Los Angeles, CA 90034



       Dean B. Rydquist            Vice President            None

       1080 Bay Pointe Crossing

       Alpharetta, GA 30005



       Richard R. Samson           Vice President            None

       4604 Glencoe Avenue, Ste. 4

       Marina del Rey, CA  90292



       Joseph D. Scarpitti         Regional Vice President   None

       31465 St. Andrews

       Westlake, OH 44145



L      Daniel B. Seivert           Assistant Vice President   None



L      R. Michael Shanahan         Director                  None



       David W. Short              Director, Senior Vice President   None

       1000 RIDC Plaza, Suite 212

       Pittsburgh, PA  15238



       William P. Simon, Jr.       Senior Vice President     None

       554 Canterbury Lane

       Berwyn, PA  19312



L      John C. Smith               Vice President -                                  None
                                   Institutional Investment Services



L      Mary E. Smith               Vice President - Institutional Investment Services   None



       Rodney G. Smith              Vice President           None

       100 N. Central Expressway, Suite 1214

       Richardson, TX  75080



       Nicholas D. Spadaccini      Regional Vice President   None

       855 Markley Woods Way

       Cincinnati, OH 45230



L      Kristen J. Spazafumo        Assistant Vice President   None



       Daniel S. Spradling         Senior Vice President     None

       4 West Fourth Avenue, Suite 406

       San Mateo, CA  94402



B      Max D. Stites               Vice President            None



       Thomas A. Stout             Regional Vice President   None

       12913 Kendale Lane

       Bowie, MD 20715



       Craig R. Strauser           Regional Vice President   None

       3 Dover Way

       Lake Oswego, OR 97034



       Francis N. Strazzeri        Vice President            None

       31641 Saddletree Drive

       Westlake Village, CA 91361



L      Drew W. Taylor              Assistant Vice President   None



S      James P. Toomey             Vice President            None



I      Christopher E. Trede        Vice President            None



       George F. Truesdail         Vice President            None

       400 Abbotsford Court

       Charlotte, NC  28270



       Scott W. Ursin-Smith        Regional Vice President   None

       60 Reedland Woods Way

       Tiburon, CA 94920



H      Andrew J. Ward              Vice President            None





L      David M. Ward               Vice President - Institutional   None
                                   $Investment Services



       Thomas E. Warren            Regional Vice President   None

       1701 Starling Drive

       Sarasota, FL  34231



L      J. Kelly Webb               Senior Vice President, Treasurer                      None



       Gregory J. Weimer            Vice President           None

       125 Surrey Drive

       Canonsburg, PA  15317



B      Timothy W. Weiss            Director                  None

       N. Dexter Williams          Senior Vice President     None

       25 Whitside Court
       Danville, CA 94526



       Timothy J. Wilson           Regional Vice President   None
       113 Farmview Place

       Venetia, PA 15367



B      Laura L. Wimberly           Vice President            None



H      Marshall D. Wingo           Director, Senior Vice President   None



L      Robert L. Winston           Director, Senior Vice President   None



       Laurie B. Wood              Regional Vice President   None

       3500 W. Camino de Urania

       Tucson, AZ 85741



       William R. Yost             Regional Vice President   None

       9320 Overlook Trail

       Eden Prairie, MN 55347



       Janet M. Young              Regional Vice President   None

       1616 Vermont

       Houston, TX 77006



       Scott D. Zambon             Regional Vice President   None

       320 Robinson Drive

       Tustin Ranch, CA 92782



L Business Address, 333 South Hope Street, Los Angeles, CA  90071
LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025
B Business Address, 135 South State College Boulevard, Brea, CA  92821
S Business Address, 8000 IH-10 West, Suite 1400, San Antonio, TX  78230
H Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
I Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN  46240

 (c)  None.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

  Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Fund and its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071. Certain accounting records are maintained and kept in the offices of the Fund's accounting department, 135 South State College Blvd., Brea, CA 92821.

  Records covering shareholder accounts are maintained and kept by the transfer agent, American Funds Service Company, 135 South State College Blvd., Brea, CA 92621, 8000 IH-10 West, Suite 1400, San Antonio, TX 78230, 5300 Robin Hood Road, Norfolk, VA 23514 and 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240.

  Records covering portfolio transactions are also maintained and kept by the custodian, The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081.

ITEM 31. MANAGEMENT SERVICES.

  None.

ITEM 32. UNDERTAKINGS.
  (c) As reflected in the prospectus, Registrant undertakes to provide each person to whom a prospectus is delivered with a copy of the fund's latest annual report to shareholders, upon request and without charge.

                            SIGNATURE OF REGISTRANT

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 27th day of October, 1997.

   THE TAX-EXEMPT BOND FUND OF AMERICA, INC.
   By /s/ Paul G. Haaga, Jr.
   (Paul G. Haaga, Jr., Chairman of the Board)

 Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed below on October 27, 1997, by the following persons in the capacities indicated.

 SIGNATURE                                     TITLE

(1) Principal Executive Officer:
 /s/ Abner D. Goldstine                        President and Director
    (Abner D. Goldstine)

(2) Principal Financial Officer and Principal Accounting Officer:
 /s/ Anthony W. Hynes, Jr.                     Treasurer
    (Anthony W. Hynes, Jr.)

(3) Directors:
 H. Frederick Christie*                        Director
 Don R. Conlan*/1/                             Director
 Diane C. Creel*                               Director
 Martin Fenton, Jr.*                           Director
 Leonard R. Fuller*                            Director
 /s/ Abner D. Goldstine                        President and Director
    (Abner D. Goldstine)
 /s/ Paul G. Haaga, Jr.                        Chairman of the Board
    (Paul G. Haaga, Jr.)
 Herbert Hoover III*                           Director
 Richard G. Newman*                            Director
 Peter C. Valli*                               Director

*By  /s/ Julie F. Williams
 Julie F. Williams, Attorney-in-Fact

/1/ Power of Attorney attached hereto.

 Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).
    /s/ Michael J. Downer
    Michael J. Downer
              The Tax-exempt Bond Fund Of America, Inc. -- C-13

                               POWER OF ATTORNEY

 I, Don R. Conlan, the undersigned Director of The Tax-Exempt Bond Fund of America, Inc., a Maryland corporation, revoking all prior powers of attorney given as a Director of The Tax-Exempt Bond Fund of America, Inc. do hereby constitute and appoint Michael J. Downer, Paul G. Haaga, Jr., Mary C. Hall, Anthony W. Hynes, Jr., Kimberly S. Verdick and Julie F. Williams, or any of them, to act as attorneys-in-fact for and in my name, place and stead (1) to sign my name as Director of said Corporation to any and all Registration Statements of The Tax-Exempt Bond Fund of America, Inc., File No. 2-49291, under the Securities Act of 1933 as amended and/or the Investment Company Act of 1940, as amended, and any and all amendments thereto, said Registration Statements and amendments to be filed with the Securities and Exchange Commission, and to any and all reports, applications or renewal of applications required by any State in the United States of America in which this Corporation is registered to sell shares, and (2) to deliver any and all such Registration Statements and amendments, so signed, for filing with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 as amended and/or the Investment Company Act of 1940, as amended, granting to said attorneys-in-fact, and each of them, full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.
 EXECUTED at Los Angeles, California, this 16th day of January, 1997.
  /s/ Don R. Conlan
  Don R. Conlan, Director